Regency Centers



                            June 30, 2003
                            Supplemental Information



                            INVESTOR RELATIONS
                            Diane Ortolano
                            121 W. Forsyth St., Suite 200
                            Jacksonville, FL 32202
                            904.598.7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency's total assets before depreciation exceed $3.2 billion.

As of June 30, 2003, the Company owned 262 retail properties, including those held in joint venture partnerships, totaling 29.9 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency's portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson's, draws nearly 15,000 shopper visits per week. In addition, 77% of the portfolio is leased to national and regional retailers. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency's operating and development expertise continues to create value from the operating portfolio and from new development opportunities. In 2002 Regency successfully leased 84% of space in $505 million of developments in process. At the end of the second quarter of 2003, Regency had 32 properties under development for an estimated total investment at completion of $441 million.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new investments and developments. This program has afforded the Company an investment grade-rated balance sheet.

Regency's portfolio of market-dominant anchors and above average demographic locations attract nearly 15,000 customer visits per week into each of our shopping centers. We also have a proprietary database that helps build and nourish relationships with premier side shop retailers to ensure a quality tenant mix.

Regency has centers located in the top markets in the country and has 19 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION   TABLE OF CONTENTS
June 30, 2003


QUARTER HIGHLIGHTS ...........................................................1
------------------

FINANCIAL INFORMATION:
---------------------

Summary Financial Information.................................................2

Consolidated Balance Sheet....................................................3

Consolidated Statement of Operations (FFO format).............................4

Reconciliation of FFO to Net Income...........................................5

Consolidated Statement of Operations (GAAP basis).............................6

Basic and Diluted Per Share Calculation (EPS and FFO).........................7

Summary of Outstanding Debt.................................................8-9

Acquisitions, Dispositions and Sales .....................................10-12

Development Summary.......................................................13-15

Investments in Real Estate Partnerships......................................16

Unconsolidated Real Estate Partnerships Balance Sheet........................17

Unconsolidated Real Estate Partnerships Statements of Operations.............18

Securities Issued Other than Common Stock....................................19


REAL ESTATE INFORMATION:
-----------------------

Summary Real Estate Information..............................................20

Portfolio Summary Report by Region........................................21-28

Significant Tenant Rents.....................................................29

10 Year Lease Expiration Table...............................................30


FORWARD-LOOKING INFORMATION:
---------------------------

Earnings and Valuation Guidance..............................................31

FFO per Share Guidance Reconciliation........................................32

QUARTER HIGHLIGHTS

                                Operating Results
For the second quarter of 2003, same property NOI growth was 3.2%. Operating properties were 95.3% leased, with a renewal percentage of 73%. As of June 30, 2003, 1.1 million square feet of GLA was renewed or newly leased through 358 leasing transactions. Rent growth remained strong at 9% for the quarter.

                                Financial Results
Net income for the quarter was $25.6 million, or $0.42 per diluted share. Funds From Operations were $43.2 million, or $0.70 per diluted share.

                              Development Activity
Regency began development of two new centers in the second quarter: Phase II of Vista Village in Vista, California and Phenix Crossing in Phenix City, Alabama. For more information, please see page 13.

                              Acquisition Activity
During the quarter, Regency purchased Market at Opitz Crossing, a Safeway-anchored center in the Washington D.C. market. Columbia Regency Retail Partners acquired Addison Town Center in the Dallas metropolitan area which is anchored by Kroger and Target. For more information, please see pages 10 & 11.

                              Disposition Activity
Regency sold six development properties in the second quarter: Carefree Marketplace in Phoenix, AZ, Hillsboro Market Center in Portland, OR, Killian Hill in Atlanta, GA, Lynn Haven Shopping Center in Panama City, FL, Rosewood Shopping Center in Columbia, SC and Southgate Village in Birmingham, AL. The last five were sold into the Macquarie-CountryWide joint venture. For more information on the dispositions, please see page 12.

        SUMMARY FINANCIAL INFORMATION
        June 30, 2003

                                                          Financial Results

                                                                           Three Months Ended                   Year to Date
                                                                           ------------------                   ------------
                                                                         2003            2002               2003            2002
                                                                        Actual          Actual             Actual          Actual

Net Income for common stockholders                                $25,632,015       $22,231,589       $43,556,467     $46,749,624
----------------------------------
         Basic EPS                                                      $0.43             $0.38             $0.72           $0.81
         Diluted EPS                                                    $0.42             $0.38             $0.72           $0.80
         Diluted EPS per share growth rate                              10.5%                              -10.0%

Funds from Operations (FFO)                                       $43,277,759       $42,253,254       $83,606,066     $82,219,868
---------------------------
         FFO per share - Basic                                          $0.71             $0.70             $1.37           $1.37
         FFO per share - Diluted                                        $0.70             $0.69             $1.35           $1.34
         Diluted FFO per share growth rate                               1.4%                                0.7%

Dividends paid per share and unit                                      $0.520            $0.510            $1.040          $1.020
---------------------------------
         Payout ratio of Diluted FFO per share                          74.3%             73.9%             77.0%           76.1%

Interest Coverage Ratios
         Interest only                                                    3.0               3.2               3.0             3.1
         Capitalized  interest                                     $3,407,561        $4,072,764        $6,192,236      $7,870,311
         Fixed Charge (debt svc + preferred dividends)                    2.2               2.1               2.1             2.0

                    _________________________________________________________________________________________





     Capital Information

                                                                 ---------------------------------   -------------------------------
                                                                       Current        YTD Change          12/31/02        12/31/01
                                                                 =================================   ===============================

Closing common stock price per share                                   $34.98             $2.58            $32.40          $27.75
High                                                                   $35.72                              $32.40          $27.75
Low                                                                    $32.41                              $25.22          $20.75
                                                                 ===============                     ===============================
TD Shareholder Return                                                   11.2%

Common shares and Equivalents Outstanding                          57,350,130        (4,161,764)       61,511,894      60,644,594

Market equity value of Common and Convertible shares               $2,006,108           $13,122        $1,992,985      $1,682,887
Non-Convertible Preferred Units and shares                           $384,000                $0          $384,000        $384,000
Outstanding debt (000's)                                           $1,485,823          $152,299        $1,333,524      $1,396,721
                                                                 ---------------------------------   -------------------------------
Total market capitalization (000's)                                $3,875,930          $165,421        $3,710,509      $3,463,608
Debt to Total Market Capitalization                                     38.3%                               35.9%           40.3%
                                                                 ===============                     ===============================

Total real estate investments at cost (000's)                      $3,174,661           $78,678        $3,095,983      $3,156,831
Debt to Total Assets, at Cost before Depreciation                       44.8%                               40.2%           42.2%
                                                                 ===============                     ===============================

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding                                          55,918,293            -             59,557,036      57,601,451
Exchangeable O.P Units held by minority interests                   1,431,837            -              1,504,458       1,555,636
Series 2 Cumulative Convertible Preferred Stock                             0                             450,400       1,487,507
                                                                 ---------------                     -------------------------------
Total Common Shares & Equivalents                                  57,350,130            -             61,511,894      60,644,594
                                                                 ===============                     ===============================

(a) includes all capitalized costs on all operating properties not undergoing development or significant revenue enhancing redevelopment.

        CONSOLIDATED BALANCE SHEET
        For the Periods Ended June 30, 2003 and December 31, 2002 and 2001

Assets                                                                              2003                2002             2001
------                                                                              ----                ----             ----

Real Estate Investments:
  Operating properties                                                    $      2,743,980,779      2,688,756,594    2,515,042,827
  Properties in development                                                        288,396,034        276,085,435      408,437,476
                                                                            -------------------   ---------------------------------
                                                                                 3,032,376,813      2,964,842,029    2,923,480,303
  Operating properties held for sale                                                10,685,396          5,658,905      158,121,462
  Less:  accumulated depreciation                                                  273,193,132        244,595,928      202,325,324
                                                                            -------------------   ---------------------------------
                                                                                 2,769,869,077      2,725,905,006    2,879,276,441
  Investments in real estate partnerships                                          131,599,044        125,482,151       75,229,636
                                                                            -------------------   ---------------------------------
      Net real estate investments                                                2,901,468,121      2,851,387,157    2,954,506,077

Cash and cash equivalents                                                           45,926,882         56,447,329       27,853,264
Notes receivable                                                                    11,400,667         56,630,876       32,504,941
Tenant receivables, net of allowances for uncollectible accounts                    32,449,975         47,983,160       47,723,145
Deferred costs, less accumulated amortization                                       36,439,470         37,367,196       34,399,242
Other assets                                                                        17,004,287         19,112,148       12,327,567
                                                                            -------------------   ---------------------------------

                                                                          $      3,044,689,402      3,068,927,866    3,109,314,236
                                                                            ===================   =================================


Liabilities and Stockholders' Equity
Notes payable                                                             $      1,257,822,840      1,253,524,045    1,022,720,748
Unsecured line of credit                                                           228,000,000         80,000,000      374,000,000
                                                                            -------------------   ---------------------------------
                 Total Notes Payable                                             1,485,822,840      1,333,524,045    1,396,720,748
                                                                            -------------------   ---------------------------------

Tenant security and escrow deposits                                                  9,393,165          8,847,603        8,656,456
Accounts payable and other liabilities                                              74,589,988         83,977,263       73,434,322
                                                                            -------------------   ---------------------------------
                 Total liabilities                                               1,569,805,993      1,426,348,911    1,478,811,526
                                                                            -------------------   ---------------------------------

Preferred units                                                                    302,325,891        375,403,652      375,403,652
Exchangeable operating partnership units                                            26,985,381         30,629,974       32,108,191
Limited partners' interest in consolidated partnerships                             16,697,663         14,825,256        3,940,011
                                                                            -------------------   ---------------------------------
                 Total minority interests                                          346,008,935        420,858,882      411,451,854
                                                                            -------------------   ---------------------------------

Stockholders' Equity
Preferred stock                                                                     75,000,000         10,505,591       34,696,112
Common stock, $.01 par                                                                 645,040            634,804          609,955
Additional paid in capital, net of Treasury stock                                1,152,038,247      1,290,109,653    1,260,233,020
Distributions in excess of net income                                              (98,808,813)       (79,529,975)     (68,226,276)
Stock loans                                                                                  0                  0       (8,261,955)
                                                                            -------------------   ---------------------------------
     Total Stockholders' Equity                                                  1,128,874,474      1,221,720,073    1,219,050,856
                                                                            -------------------   ---------------------------------
                                                                          $      3,044,689,402      3,068,927,866    3,109,314,236
                                                                            ===================   =================================


Other Summary Information

                                                                                  2003                   2002
                                                                                  ----                   ----
Debt to Real Estate Assets, at cost before depreciation                           46.8%                 43.1%

Unsecured Assets to Total Real Estate Assets                                      79.9%                 81.9%
Unsecured NOI to Total NOI                                                        80.7%                 85.0%

        CONSOLIDATED STATEMENTS OF OPERATIONS
        (Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
        For the Periods Ended June 30, 2003 and 2002

                                                                              Three Months Ended                Year to Date
                                                                              ------------------                ------------
                                                                         2003           2002               2003            2002
                                                                        Actual         Actual             Actual          Actual
Real Estate Revenues:
  Minimum rent                                                      $70,793,345      $72,225,531       140,958,686     144,163,960
  Percentage rent                                                       453,019          340,436           762,914         994,017
  Recoveries from tenants                                            18,249,429       18,983,000        37,366,733      37,826,462
  Other tenant income                                                 1,181,134        1,445,710         3,048,155       3,377,580
                                                                 --------------------------------   -------------------------------
                                                                     90,676,927       92,994,677       182,136,488     186,362,019
                                                                 --------------------------------   -------------------------------
Real Estate Operating Expenses:
  Operating and maintenance                                          13,580,364       13,512,704        27,043,480      25,977,772
  Real estate taxes                                                   9,952,188       10,292,201        20,179,218      21,122,286
                                                                 --------------------------------   -------------------------------
                                                                     23,532,552       23,804,905        47,222,698      47,100,058
                                                                 --------------------------------   -------------------------------

                 Net Operating Income                                67,144,375       69,189,772       134,913,790     139,261,961
                                                                 --------------------------------   -------------------------------

Service Operations Revenue:
  Development profits                                                 6,402,755          748,297         6,029,457       1,496,910
  Fees and commissions                                                1,884,096        1,037,371         3,444,944       1,784,434
  Gains on sales of outparcels                                          779,044        1,572,693         3,262,358       1,740,283
  Provision for income tax (expense)                                          0                0                 0               0
                                                                 --------------------------------   -------------------------------
                                                                      9,065,895        3,358,361        12,736,759       5,021,627
                                                                 --------------------------------   -------------------------------

Other Operating Expense (Income):
  General and administrative excluding franchise taxes                6,066,842        5,516,095        10,143,888       9,509,520
  Franchise taxes                                                        99,033         (294,536)          156,886        (298,366)
  Depreciation and amortization                                      18,899,455       18,023,931        37,762,851      35,413,474
  Net interest expense                                               21,002,583       18,271,988        41,770,702      38,446,948
  Loss (gain) on sale of operating properties                        (4,335,872)      (1,581,207)       (3,533,268)     (4,739,645)
  Provision for loss on operating properties                          1,968,520        2,364,480         1,968,520       2,364,480
                                                                 --------------------------------   -------------------------------
                                                                     43,700,561       42,300,751        88,269,579      80,696,411
                                                                 --------------------------------   -------------------------------

Minority interests (income)
  Equity in income of unconsolidated partnerships                    (1,984,089)      (1,819,700)       (4,320,068)     (2,885,211)
  Preferred unit distributions                                        6,706,251        8,368,752        17,488,630      16,737,504
  Exchangeable operating partnership units                              655,237          582,240         1,091,938       1,233,019
  Limited partners' interest in consolidated partnerships               140,415          125,873           204,123         234,985
                                                                 --------------------------------   -------------------------------
                 Net income                                          26,991,895       22,990,217        44,916,347      48,266,880

Preferred stock dividends                                             1,359,880          758,628         1,359,880       1,517,256
                                                                 --------------------------------   -------------------------------
                 Net income for common stockholders                 $25,632,015      $22,231,589       $43,556,467     $46,749,624
                                                                 ================================   ===============================

        RECONCILIATION OF FFO TO NET INCOME
        For the Periods Ended June 30, 2003 and 2002

                                                                           Three Months Ended                   Year to Date
                                                                           ------------------                   ------------
                                                                      2003               2002               2003            2002
                                                                     Actual             Actual             Actual          Actual

Funds From Operations:

  Net income for common stockholders                               $25,632,015       $22,231,589        $43,556,467     $46,749,624
   Add (Less):
    Depreciation expense - real property                           $17,709,724       $16,613,138         35,260,225      32,601,747
    Amortization of leasing commissions                             $1,648,135        $1,284,386          3,339,945       2,493,387
   (Gain) loss on sale of operating properties                     ($4,335,872)      ($1,581,207)        (3,533,268)     (4,739,645)
    Provision for loss on sale of operating properties              $1,968,520        $2,364,480          1,968,520       2,364,480
    Convertible preferred stock dividends                                   $0          $758,628                  0       1,517,256
    Preferred unit issuance costs                                           $0                $0          1,922,239               0
    Minority interest of exchangeable partnership units               $655,237          $582,240          1,091,938       1,233,019
                                                                 --------------------------------   --------------------------------

                 Funds from Operations*                            $43,277,759       $42,253,254        $83,606,066     $82,219,868
                                                                 ================================   ================================


Capital Expenditures:


Leasing commissions - Non-revenue enhancing                         $1,960,321          $531,353         $3,346,962      $3,049,241

Tenant improvements - Non-revenue enhancing                         $1,770,322        $1,670,369         $3,330,481      $3,981,877
Building improvements - Non-revenue enhancing                       $1,658,583          $957,470         $2,671,882      $1,749,936

Total Capital Expenditures:
    Leasing commissions                                             $3,167,093        $2,830,680         $5,404,589      $5,743,087
    Tenant improvements                                             $1,957,366        $3,256,572         $3,671,868      $6,120,206
    Building improvements                                           $1,704,125        $1,142,833         $2,829,717      $1,935,299



Additional Disclosure:

    Straight-lining of rents adjustment                               $938,672        $1,230,995         $2,042,523      $2,635,272




*Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency's taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.

        CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
        For the Periods Ended June 30, 2003 and 2002

                                                                         Three Months Ended                 Year to Date
                                                                         ------------------                 ------------
                                                                      2003            2002              2003             2002
                                                                     Actual          Actual            Actual           Actual
Revenues:
  Minimum rent                                                     $70,253,844     $65,965,120      $139,434,434     $130,086,563
  Percentage rent                                                      460,837         338,004           767,638          931,035
  Recoveries from tenants                                           19,458,337      18,609,279        40,173,705       37,311,177
  Service operations revenue (third party income)                    9,311,296       2,420,368        13,248,411        4,134,738
  Equity in income of investments in
     real estate partnerships                                        1,984,089       1,819,700         4,320,068        2,885,210
                                                                 ------------------------------   --------------------------------
        Total revenues                                             101,468,403      89,152,471       197,944,256      175,348,723
                                                                 ------------------------------   --------------------------------

Expenses:
  Depreciation and amortization                                     18,670,025      16,618,214        37,202,820       32,543,397
  Operating and maintenance                                         13,435,961      12,274,526        26,596,379       23,347,831
  General and administrative                                         6,165,875       5,221,559        10,300,774        9,211,154
  Real estate taxes                                                  9,849,357       9,406,449        20,005,375       19,016,729
  Net interest expense                                              20,902,459      21,166,320        41,570,463       41,029,660
  (Gain) loss on sale of operating properties                                0               0                 0       (1,494,225)
  Provision for loss on real estate                                  1,968,520       2,364,480         1,968,520        2,364,480
  Other operating expenses (income)                                    677,699      (2,033,275)        1,104,438       (1,673,932)
                                                                 ------------------------------   --------------------------------
      Total expenses                                                71,669,896      65,018,273       138,748,769      124,345,094
                                                                 ------------------------------   --------------------------------

        Income before minority interests                            29,798,507      24,134,198        59,195,487       51,003,629

Minority interest preferred unit distributions                      (6,706,251)     (8,368,752)      (17,488,630)     (16,737,504)
Minority interest of exchangeable partnership units                   (542,962)       (386,298)         (984,255)        (847,846)
Minority interest of limited partners                                 (140,415)       (125,873)         (204,123)        (234,985)
                                                                 ------------------------------   --------------------------------
        Income from continuing operations                           22,408,879      15,253,275        40,518,479       33,183,294
                                                                 ------------------------------   --------------------------------

Discontinued Operations:
  Income from discontinued operations                                  (71,136)      4,938,368           370,428       10,362,248
  Gain from sale of operating or development properties              4,654,152       2,798,574         4,027,440        4,721,338
                                                                 ------------------------------   --------------------------------
        Income from discontinued operations                          4,583,016       7,736,942         4,397,868       15,083,586
                                                                 ------------------------------   --------------------------------

        Net Income                                                  26,991,895      22,990,217        44,916,347       48,266,880
                                                                 ------------------------------   --------------------------------

Preferred stock dividends                                           (1,359,880)       (758,628)       (1,359,880)      (1,517,256)
                                                                 ------------------------------   --------------------------------
           Net income for common stockholders                      $25,632,015     $22,231,589       $43,556,467      $46,749,624
                                                                 ==============================   ================================

        CALCULATION OF EARNINGS AND FFO PER SHARE
        For the Periods Ended June 30, 2003 and 2002

                                                                         Three Months Ended                   Year to Date
                                                                         ------------------                   ------------
                                                                      2003              2002              2003              2002
                                                                     Actual            Actual            Actual            Actual

                                                                       Earnings Per Share

Net Income for Basic EPS                                           $25,632,015       $22,231,589       $43,556,467       $46,749,624
Increases to Diluted EPS as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                     $0                $0                $0                $0
  Minority interests of exchangeable partnership units                 655,237           582,240         1,091,938         1,233,019
                                                                 --------------------------------   --------------------------------
Net Income for Diluted EPS                                         $26,287,252       $22,813,829       $44,648,405       $47,982,643
                                                                 ================================   ================================

Net Income from discontinued operations for Basic EPS                4,583,016         7,736,942         4,397,868        15,083,586
  Minority Interests of exchangeable O.P. units                        112,275           195,942           107,683           385,173
                                                                 --------------------------------   --------------------------------
Net Income from discontinued operations for Diluted EPS             $4,695,291        $7,932,884        $4,505,551       $15,468,759
                                                                 ================================   ================================

Earnings Per Share:
                 Basic         NI for CS before Disc. Ops.               $0.35             $0.25             $0.65             $0.55
                 Diluted       NI for CS before Disc. Ops.               $0.34             $0.25             $0.65             $0.54

                 Basic         Discontinued Operations                   $0.08             $0.13             $0.07             $0.26
                 Diluted       Discontinued Operations                   $0.08             $0.13             $0.07             $0.26

                 Basic         NI for common stockholders                $0.43             $0.38             $0.72             $0.81
                 Diluted       NI for common stockholders                $0.42             $0.38             $0.72             $0.80

                                                                Funds From Operations Per Share

Funds from Operations for Basic FFO per share                      $42,622,522       $40,912,386       $82,514,128       $79,469,593
                                                                 ================================   ================================
Increases to Diluted FFO as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                      0           758,628                 0         1,517,256
  Minority interests of exchangeable partnership units                 655,237           582,240         1,091,938         1,233,019
                                                                 --------------------------------   --------------------------------
Funds from Operations for Diluted FFO per share                    $43,277,759       $42,253,254       $83,606,066       $82,219,868
                                                                 ================================   ================================

FFO Per Share:
                 Basic                                                   $0.71             $0.70             $1.37             $1.37
                 Diluted                                                 $0.70             $0.69             $1.35             $1.34

                                                              Weighted Average Shares Outstanding

Weighted Average Shares for Basic
  Net Income and FFO Per Share                                     60,162,166        58,120,377        60,167,336        57,952,550
                                                                 ===============================   =================================

Dilutive Common Stock Equivalents for EPS:
  O.P. Unit equivalents after conversion to common                  1,462,560         1,519,347         1,480,087         1,529,304

  Compensation based stock options (Treasury Method)                  386,424           458,986           411,721           425,636
                                                                 -------------------------------   ---------------------------------

Weighted Average Shares for Diluted EPS                            62,011,150        60,098,710        62,059,144        59,907,490
                                                                 ===============================   =================================

Dilutive Common Stock Equivalents for FFO:
  Series 2 Cumulative Convertible Preferred Stock                           0         1,487,507                 0         1,487,507
                                                                 -------------------------------   ---------------------------------

Weighted Average Shares for Diluted
  Funds from Operations  Per Share                                 62,011,150        61,586,217        62,059,144        61,394,997
                                                                 ===============================   =================================

        SUMMARY OF OUTSTANDING DEBT


Total Debt Outstanding                                                                          06/30/03                12/31/02
----------------------                                                                          --------                --------
Mortgage Loans Payable:
  Fixed rate secured loans                                                            $          234,373,411             229,551,448
  Variable rate secured loans                                                                     24,388,886              24,998,148
Unsecured debt offering fixed rate                                                               999,060,543             998,974,449
Unsecured line of credit variable rate                                                           228,000,000              80,000,000
                                                                                       ---------------------   ---------------------
     Total                                                                            $        1,485,822,840           1,333,524,045
                                                                                       =====================   =====================

                                                  Scheduled              Unsecured                   Term
Schedule of Maturities by Year:                 Amortization           Line of Credit            Maturities                 Total
-------------------------------                 ------------           --------------            -----------                -----

        2003                               $       2,862,098                      -               20,802,197              23,664,295
        2004                                       5,252,991            228,000,000              222,557,906             455,810,897
        2005                                       4,060,095                      -              147,630,090             151,690,185
        2006                                       3,376,455                      -               24,043,349              27,419,804
        2007                                       2,786,970                      -               25,647,371              28,434,341
        2008                                       2,500,843                      -               24,269,989              26,770,832
        2009                                       2,448,304                      -               53,078,211              55,526,515
        2010                                       2,231,094                      -              177,101,413             179,332,507
        2011                                       2,172,794                      -              250,977,157             253,149,951
        2012                                       2,228,583                      -              255,387,603             257,616,186
      >10 years                                    8,125,712                      -               12,042,351              20,168,063
Net unamortized debt premiums                              -                      -                6,239,264               6,239,264
                                             ----------------    -------------------    ---------------------   --------------------
                                           $      38,045,939            228,000,000            1,219,776,901           1,485,822,840
                                             ================    ===================    =====================   ====================


Percentage of Total Debt:                                                                        06/30/03             12/31/02
-------------------------                                                                        --------             --------
  Fixed                                                                                           83.01%               92.13%
  Variable                                                                                        16.99%                7.87%

Current Average Interest Rate:
  Fixed                                                                                           7.50%                 7.51%
  Variable                                                                                        2.06%                 2.60%
  Effective Interest Rate                                                                         6.58%                 6.93%

                           SUMMARY OF OUTSTANDING DEBT
                       Consolidated debt by maturity date

Lender                                       Secured Property                  Rate     Maturity       06/30/03          12/31/02
------                                       ----------------                  ----     --------       --------          --------

Fixed Rate Loans:
----------------
Nationwide Life Insurance Company           Glenwood Village                  8.625%    06/01/03    $            -        1,803,015
G.E. Capital                                Pike Creek                        9.040%    11/21/03        11,352,762       11,497,054
Debt Offering                               Unsecured                         7.400%    04/01/04       199,975,300      199,959,700
Community Dev. Comm. City of Vista          Vista Village                     7.100%    07/01/04         2,000,000                -
Principal Mutual Life Insurance Co.         Cochran's Crossing                8.410%    12/01/04         5,769,222        5,816,004
Ellen Kelly Woolaver                        Hillsboro Pike                    7.100%    01/15/05           403,200          604,800
Nationwide Life Insurance Co.               Friar's Mission                   9.500%    06/10/05        15,331,324       15,510,135
IDS Certificate Co.                         St. Ann Square                    9.500%    07/01/05         4,415,866        4,488,979
Debt Offering                               Unsecured                         7.125%    07/15/05        99,930,859       99,913,573
Teachers Ins & Annuity of America           Westchester Plaza                 8.010%    09/05/05         5,278,293        5,348,002
Teachers Ins & Annuity of America           East Pointe Crossing              8.010%    09/05/05         4,507,509        4,566,501
Allstate Insurance Company of America       Memorial Bend                     7.920%    10/01/05         7,055,487        7,221,233
DLJ Commercial Mortgage                     Northlake Village                 8.780%    11/01/05         6,585,050        6,648,152
Woodmen of the World Life Ins. Society      Market at Round Rock              8.625%    09/01/05         6,781,263        6,865,056
Allstate Life Insurance Company             Highlands Square                  8.450%    02/01/06         3,382,226        3,455,408
Principal Mutual Life Insurance Co.         Briarcliff Village                7.040%    02/01/06        12,421,456       12,531,048
Teachers Ins & Annuity of America           Statler Square                    8.110%    05/01/06         5,057,711        5,111,624
Teachers Ins & Annuity of America           Northgate Plaza/Maxtown           7.050%    08/01/06         4,923,712        4,989,474
Teachers Ins & Annuity of America           Kernersville Plaza                8.730%    04/01/07         4,840,313        4,890,002
Teachers Ins & Annuity of America           Maynard Crossing                  8.735%    04/01/07        10,863,233       10,974,680
Principal Mutual Life Ins.                  Lakeshore                         7.240%    12/10/07         3,414,975        3,455,153
Principal Mutual Life Ins.                  Shoppes at Mason                  7.240%    12/10/07         3,594,710        3,637,003
Principal Mutual Life Ins.                  Lake Pine Plaza                   7.240%    12/10/07         5,481,933        5,546,430
Northwestern Mutual Life Insurance Co.      Sterling Ridge                    6.640%    07/01/08        10,773,982       10,839,265
Allstate Insurance Company of America       Alden Bridge                      6.750%    08/01/08        10,352,626       10,429,774
Laureate Capital LLC                        Southgate Village                 6.820%    10/01/08                 -        5,309,307
Nationwide Life Insurance Co.               West Hills Plaza                  7.990%    12/10/08         5,002,592        5,031,871
Debt Offering                               Unsecured                         7.750%    04/01/09        50,000,000       50,000,000
Allstate Insurance Company of America       Ashford Place                     8.950%    08/01/09         4,115,649        4,186,394
Northwestern Mutual Life Insurance Co.      Panther Creek                     7.830%    04/01/10        10,456,364       10,489,641
Debt Offering                               Unsecured                         8.450%    08/29/10       149,805,442      149,791,864
Principal Mutual Life Insurance Co.         Cumming 400                       7.970%    12/15/10         6,053,737        6,101,134
Debt Offering                               Unsecured                         8.000%    12/15/10        10,000,000       10,000,000
Principal Mutual Life Insurance Co.         Powers Ferry Village              7.970%    12/15/10         2,751,698        2,773,243
Debt Offering                               Unsecured                         7.950%    01/22/11       219,773,936      219,759,308
Wachovia Bank                               Market at Opitz Crossing          7.300%    03/01/11        12,544,586                -
Debt Offering                               Unsecured                         7.250%    12/12/11        19,893,756       19,887,504
Debt Offering                               Unsecured                         6.750%    01/15/12       249,681,250      249,662,500
Prudential Mortgage Capital Co.             Tall Oaks Village Center          7.600%    05/01/12         6,342,970        6,373,672
Allstate Life Insurance Company             North Hills Town Center           7.370%    01/01/14         7,561,156        7,740,499
United of Omaha Life Insurance Co.          Fleming Island                    7.400%    03/05/15         2,918,085        2,995,516
Municipal Tax Bonds Payable                 Friar's Mission                   7.600%    09/02/15         1,202,154        1,202,154
Aid Association of Lutherans                Woodman Van-Nuys                  8.800%    09/15/15         5,184,252        5,299,635
Jefferson Pilot                             Peartree Village                  8.400%    06/01/17        11,914,834       12,027,522
Aid Association of Lutherans                Murrayhill Marketplace            8.050%    05/01/19         7,499,217        7,613,250
Net unamortized premiums on assumed
  debt of acquired properties                                                                            6,239,264        6,178,818
                                                                                                    --------------------------------
          Total Fixed Rate Debt                                                                      1,233,433,954    1,228,525,897
                                                                                                    --------------------------------

Variable Rate Loans:
-------------------
First Star Bank                             Hampstead Village             LIBOR + 1.35% 10/31/04         8,501,109        9,088,701
Suntrust                                    Delk Sprectrum                LIBOR + 1.30% 12/01/03         9,449,435        9,563,345
AmSouth                                     Trace Crossing                LIBOR + 1.50% 11/05/04         6,438,342        6,346,102
Wells Fargo Bank                            $600 Million Line of Credit   LIBOR + 0.85% 04/30/04       228,000,000       80,000,000
                                                                                                    --------------------------------
          Total  Variable Rate Debt                                                                    252,388,886      104,998,148
                                                                                                    --------------------------------

               Total                                                                                $1,485,822,840    1,333,524,045
                                                                                                    ================================

        2003 SHOPPING CENTER ACQUISITIONS
        Regency's 100% Owned Only



                                                                                     Regency
 Date                Property                  City/State            GLA              Cost            Yield          Anchor Tenant
 ----                --------                  ----------            ---              ----            -----          -------------
                                                                                 (in thousands)

Feb-03          Frankfort Crossing           Frankfort, IL         107,734        $15,494,300         8.69%           Jewel Osco

Jun-03       Market at Opitz Crossing        Woodbridge, VA        158,254        $19,700,000         8.93%           Safeway



                                                                               ---------------------------------
            Total Acquisitions                                                    $35,194,300         8.82%
                                                                               =================================

      JOINT VENTURE 2003 SHOPPING CENTER ACQUISITIONS


Date             Property Name            Joint Venture       City/State         GLA           Cost         Yield    Anchor Tenant
----             -------------            -------------       ----------         ---           ----         -----    -------------
                                                                                          (in thousands)

May-03       Addison Town Center              OPERF           Addison, TX       183,432     $20,000,000      9.21%    Kroger, Target
Jun-03       Hillsboro Market Center           MCW           Portland, OR       150,356     $19,118,384      8.40%      Albertson's
Jun-03       Killian Hill                      MCW            Atlanta, GA       113,216     $13,506,606      8.40%        Publix
Jun-03       Lynn Haven Shopping Center        MCW          Panama City, FL      63,871      $7,912,630      8.40%        Publix
Jun-03       Rosewood Shopping Center          MCW           Columbia, SC        36,887      $5,997,867      8.40%        Publix
Jun-03       Southgate Village                 MCW          Birmingham, AL       75,092      $8,791,847      8.40%        Publix

                                                                         -----------------------------------------------
Total JV Acquisitions                                                           622,854     $75,327,334      8.62%
                                                                         ===============================================

        2003 SHOPPING CENTER SALES
        Non-Development

                                                                                                         Regency
                                                                                                          Sales
 Date              Property Name                 City/State              GLA              Proceeds        Yield        Anchor Tenant
 ----              -------------                 ----------              ---              --------        -----        -------------
                                                                                      (in thousands)

Jan-03            Tequesta Shoppes          West Palm Beach, FL         109,937           $7,500,000        7.43%         Publix
Feb-03             Oakley Plaza *              Asheville, NC            118,728           $9,400,000        9.62%         Bi-Lo
Mar-03          Redlands Marketplace         Grand Junction, CO          14,659           $1,665,000       10.00%       Albertsons
May-03          Sandy Plains Village            Atlanta, GA             175,035          $18,000,000        8.90%         Kroger

                                                                   -------------    ------------------------------
            Total Dispositions                                          418,359          $36,565,000        8.83%
                                                                   =============    ==============================


            * sold from the MCW joint venture in which Regency has a 25% minority interest

                 2003 DEVELOPMENT SALES
                                                                                            Regency
   Date             Property Name                       City/State            GLA           Proceeds        Yield      Anchor Tenant
   ----             -------------                       ----------            ---           --------        -----      -------------
                                                                                         (in thousands)

March 20, 2003  Sedgefield Village                    Greensboro, NC         56,630        $4,520,000       7.48%        Food Lion
   May 1, 2003  Carefree Marketplace                   Phoenix, AZ           24,697        $7,425,000       9.01%          Fry's
 June 26, 2003  Hillsboro Market Center*               Portland, OR         150,356       $14,338,788       8.40%       Albertson's
 June 26, 2003  Killian Hill*                          Atlanta, GA          113,216       $10,129,955       8.40%          Publix
 June 26, 2003  Lynn Haven Shopping Center*          Panama City, FL         63,871        $5,934,473       8.40%          Publix
 June 26, 2003  Rosewood Shopping Center*              Columbia, SC          36,887        $4,498,400       8.40%          Publix
 June 26, 2003  Southgate Village*                    Birmingham, AL         75,092        $6,593,885       8.40%          Publix

                                                                      ----------------------------------------------
               Total Development Sales                                      520,749       $53,440,501       8.40%
                                                                      ==============================================



               * 75% interest sold to Macquarie-CountryWide joint venture

        IN-PROCESS DEVELOPMENTS
        June 30, 2003

                                                                                                                          Anchor
              Project Name                         City            State                    AnchorTenant                  Opens
====================================================================================================================================
            Phenix Crossing                     Phenix City         AL                         Publix                    07/01/04
             Trace Crossing                       Hoover            AL                         Publix                    10/09/02
   Valleydale Village Shopping Center             Hoover            AL                         Publix                    06/25/03
      230th & Hawthorne (Strouds)                Torrance           CA                     Sav-On or CVS                 01/01/04
           Gelson's Westlake                   Thousand Oaks        CA                        Gelson's                   06/28/02
                 Gilroy                           Gilroy            CA                     Kohl's, Target                05/01/04
           Hermosa-PCH & 2nd                      Hermosa           CA                         Sav-On                    05/01/04
           McBean & Valencia                     Valencia           CA                         Kohl's                    03/07/03
         Rosecrans & Inglewood                   Hawthorne          CA                          CVS                      11/01/03
             Slatten Ranch                        Antioch           CA     BBB, Barnes & Nobles, Sport Chalet, Cost Plus 04/01/04
         Vista Village Phase I                     Vista            CA                   Krikorian Theatres              01/01/04
        Vista Village Phase I I                    Vista            CA                        Staples                    01/01/04
     Westridge Center Phase I & II               Valencia           CA             Albertsons / Beverages & More         09/01/03
         Centerplace of Greeley                   Greeley           CO                        Safeway                    11/01/03
             Hilltop Center                       Thorton           CO                      King Soopers                 10/01/03
              New Windsor                         Windsor           CO                      King Soopers                 11/01/03
           East Towne Center                     Clermont           FL                         Publix                    10/15/03
        Vineyard Shopping Center                Tallahassee         FL                         Publix                    11/14/02
         Echelon Village Plaza                   Voorhees           NJ                       Genuardi's                  08/22/01
       McMinnville Market Center                McMinnville         OR                      Albertson's                  07/01/04
             Murray Landing                        Irmo             SC                         Publix                    09/24/03
             Pelham Commons                     Greenville          SC                         Publix                    06/26/03
           Atascocita Center                    Atascocita          TX                         Kroger                    11/01/03
             Indian Springs                    The Woodlands        TX                          HEB                      05/01/04
            Kleinwood Center                      Spring            TX                          HEB                      10/01/03
             Legacy Center                        Frisco            TX                      Albertson's                  06/01/03
           Main Street Center                     Frisco            TX                      Albertson's                  10/01/03
                Rockwall                         Rockwall           TX                       Tom Thumb                   07/01/04
                Somerset                        Gainesville         VA                Shoppers Food Warehouse            11/01/03
     Padden Parkway (Phase I only)               Vancouver          WA                      Albertson's                  05/01/03
------------------------------------------------------------------------------------------------------------------------------------
           Total Consolidated
------------------------------------------------------------------------------------------------------------------------------------


  Regency Village (Tinwood) Ph I & II             Orlando           FL                         Publix                    06/27/02
           Shops of San Marco                  Delray Beach         FL                         Publix                    05/24/03
------------------------------------------------------------------------------------------------------------------------------------
          Total Unconsolidated
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Total In-Process Developments
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Est. NOI
                                         Est. Net                    Est. Gross  Yield on               Company
                                        Development   Est. Gross      Costs to   Net Dev      Company   Owned %
              Project Name                Costs         Costs         Complete   Costs(2)       GLA     Leased   Gross GLA  % Leased
====================================================================================================================================
          Phenix Crossing                6,784,535     8,744,520      6,609,455   10.22%       56,564     69%      56,564      69%
           Trace Crossing                8,660,625    10,880,832        136,803    9.66%       74,130     87%      74,130      87%
 Valleydale Village Shopping Center     12,197,676    14,451,836      1,421,499   10.24%      118,466     77%     118,466      77%
    230th & Hawthorne (Strouds)          3,885,895     3,885,895        287,845   10.29%       13,860    100%      13,860     100%
         Gelson's Westlake              12,716,615    12,716,615      1,667,370    9.11%       84,831     82%      84,831      82%
               Gilroy                   45,175,928    65,544,395     37,723,960   10.90%      330,635     55%     475,601      69%
         Hermosa-PCH & 2nd               5,472,264     5,472,264      1,960,252   11.06%       13,212    100%      13,212     100%
         McBean & Valencia              36,396,658    36,666,714     14,284,474   10.26%      180,519     98%     180,519      98%
       Rosecrans & Inglewood             4,683,399     4,717,693        789,639   10.00%       12,000    100%      12,000     100%
           Slatten Ranch                39,264,475    52,580,232     34,403,516   11.01%      207,197     86%     441,622      93%
       Vista Village Phase I            21,863,167    22,358,167     15,815,365   11.35%      129,615     72%     129,615      72%
      Vista Village Phase I I           12,244,679    12,625,679      9,507,604   10.05%       73,388     43%      73,388      43%
   Westridge Center Phase I & II        21,507,609    22,005,109     10,895,240   10.50%       97,286     84%      97,286      84%
       Centerplace of Greeley           19,028,899    27,541,564     12,072,401   10.30%      148,475     47%     273,475      71%
           Hilltop Center                7,126,463    14,216,222      7,311,740   11.44%       99,892     77%      99,892      77%
            New Windsor                  5,474,394    12,154,239      6,840,025   11.75%       94,950     69%      94,950      69%
         East Towne Center               8,739,740    10,393,609      6,085,022   10.07%       69,841     70%      69,841      70%
      Vineyard Shopping Center           6,204,239     9,114,265        412,530   10.63%       62,821     82%      62,821      82%
       Echelon Village Plaza            13,882,520    16,434,725        599,456    9.30%       88,993     87%      88,993      87%
     McMinnville Market Center           6,974,848     7,474,848      7,119,541   10.57%       73,959     75%      73,959      75%
           Murray Landing                7,037,791     9,920,391      4,525,513   10.20%       64,441     81%      64,441      81%
           Pelham Commons                8,687,420     9,598,496      1,139,559   10.49%       76,541     71%      76,541      71%
         Atascocita Center              11,393,646    16,179,898      9,145,925   10.46%       94,180     70%      94,180      70%
           Indian Springs               19,095,630    25,171,000     13,528,126   10.48%      135,977     57%     135,977      57%
          Kleinwood Center              23,213,729    26,774,493     10,364,975   10.10%      152,906     67%     152,906      67%
           Legacy Center                 9,353,077    16,081,305      1,604,750   11.11%       56,685     55%     119,489      78%
         Main Street Center              5,099,341     9,850,918      2,192,895   11.10%       32,605     55%      94,927      85%
              Rockwall                   9,939,708    14,158,817      7,882,601   10.61%       65,644      0%     122,661      46%
              Somerset                  17,872,482    18,702,482     10,009,124   10.51%      104,530     70%     104,530      70%
   Padden Parkway (Phase I only)         5,981,790     6,804,790      3,354,763   10.09%       54,473     96%      54,473      96%
------------------------------------------------------------------------------------------------------------------------------------
         Total Consolidated            415,959,242   523,222,013    239,691,967   10.5%     2,868,616     70%   3,555,150      76%
------------------------------------------------------------------------------------------------------------------------------------


Regency Village (Tinwood) Ph I & II     12,216,324    23,446,890        958,737   10.06%       83,170     89%      83,170      89%
         Shops of San Marco             12,753,343    14,474,195      1,002,762   11.58%       91,538    100%      91,538     100%
------------------------------------------------------------------------------------------------------------------------------------
        Total Unconsolidated            24,969,667    37,921,085      1,961,499   10.8%       174,708     95%     174,708      95%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Total In-Process Developments      440,928,909   561,143,098    241,653,466   10.5%     3,043,324   72.0%   3,729,858      77%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2) The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.6%.

        IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE
        June 30, 2003


In-Process Developments Projected Funding (1)
($ Thousands)
                                                              Q3 2003E                Q4 2003E                    2004+E
Properties in development                                  $75,000 - $85,000       $55,000 - $65,000         $92,000 - $112,000

(1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.


Estimated Property Stabilization
($ Thousands)

                                                               Q3 2003E                 Q4 2003E                    2004+E
Properties in development (2)

   Gross Dev. Costs:                                       $30,000 - $35,000       $65,000 - $70,000         $456,000 - $466,000

    Net Dev. Costs:                                        $30,000 - $35,000       $55,000 - $60,000         $346,000 - $356,000

(2) 40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

                     INVESTMENTS IN REAL ESTATE PARTNERSHIPS
                                  June 30, 2003


                                                               Number of          Total          Total
Legal Entity                       Property Name               Properties        Assets          Debt               Lender
------------                       -------------               ----------        ------          -----              ------

RRG-RMC Tracy, LLC                 Corral Hollow                   1          $  24,409,434     $         -                -

OTR/Regency Texas                  Village Ctr. Southlake          2             20,448,857               -                -
Realty Holdings, L.P.              and Creekside

Tinwood LLC                        Regency Village                 1             19,828,964               -                -

Columbia Regency Retail
Partners, LLC                      Various                        13            311,482,686      78,213,640       Various

Macquarie CountryWide-
Regency, LLC                       Various                        20            231,250,703     117,155,768       Various

Jog Road, LLC                      Shoppes of San Marco            1             16,094,325       9,165,085       Union Bank

Regency Woodlands/Kuykendahl       Indian Springs                  1             16,711,345               -                -
Retail, Ltd.
                                                               ------------------------------------------------
                                                                  39          $ 640,226,314    $204,534,493
                                                               ================================================



                                                     RRC              Regency
                                                  Ownership            Share      Investment               Equity
Legal Entity                       Maturity       Interest            of Debt      06/30/03                Pick-up
------------                       --------       --------            -------     ----------               -------

RRG-RMC Tracy, LLC                       -        50.00%            $         -  $  23,640,017           $ 1,294,296

OTR/Regency Texas
Realty Holdings, L.P.                    -        30.00%                      -     16,023,979             $ 201,267


Tinwood LLC                              -        50.00%                      -     10,477,719             $ 104,977

Columbia Regency Retail
Partners, LLC                            -        20.00%             15,642,728     46,300,616           $ 1,377,310

Macquarie CountryWide-
Regency, LLC                             -        25.00%             29,288,942     23,535,432           $ 1,340,599

Jog Road, LLC                       May-07        50.00%              4,582,543      2,938,859               $ 1,616

Regency Woodlands/Kuykendahl             -        50.00%                      -      8,682,422                   $ 3
Retail, Ltd.
                                                               ------------------------------------------------------------
                                                                   $ 49,514,213  $ 131,599,044           $ 4,320,068
                                                               ============================================================

                    UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                 Balance Sheet
                      June 30, 2003 and December 31, 2002
                                (in thousands)

                                                                                             2003                        2002
                                                                                             ----                        ----
Assets
------
Real estate, at cost
   Land                                                                          $             246,679                   207,002
   Buildings and improvements                                                                  370,672                   329,022
                                                                                     ------------------        ------------------
                                                                                               617,351                   536,025
   Less:  accumulated depreciation                                                              17,268                    11,228
                                                                                     ------------------        ------------------
                                                                                               600,083                   524,796
   Properties in development                                                                    20,978                    28,322
                                                                                     ------------------        ------------------
      Net real estate investments                                                              621,061                   553,118

Cash and cash equivalents                                                                        5,145                     6,914
Tenant receivables, net of allowance for uncollectible accounts                                  7,136                     3,960
Deferred costs, less accumulated amortization                                                    6,455                     4,680
Other assets                                                                                       429                       167
                                                                                     ------------------        ------------------
                                                                                 $             640,226                   568,839
                                                                                     ==================        ==================


Liabilities and Equity
----------------------
Liabilities:
   Notes payable                                                                 $             204,534                   167,071
   Accounts payable and other liabilities                                                       11,341                     8,899
   Tenants' security and escrow deposits                                                         1,721                     1,487
                                                                                     ------------------        ------------------
      Total liabilities                                                                        217,596                   177,457
                                                                                     ------------------        ------------------

Equity:
   Equity - Regency Centers                                                                    131,599                   125,482
   Equity - Third parties                                                                      291,031                   265,900
                                                                                     ------------------        ------------------
      Total equity                                                                             422,630                   391,382
                                                                                     ------------------        ------------------
                                                                                 $             640,226                   568,839
                                                                                     ==================        ==================


DEBT: (in thousands)
                             Average Interest Rate       Average Maturity              2003                      2002
                             ---------------------       ----------------              ----                      ----

Fixed                              5.832%                   01/16/09                  144,534                   102,019
Variable                        LIBOR + 1.39%               11/14/03                   60,000                    65,052

                     UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                            Statements of Operations
                             June 30, 2003 and 2002
                                 (in thousands)


                                                                Three Months Ended                           Year to Date
                                                         ----------------------------------       ----------------------------------
                                                               2003                2002                  2003               2002
                                                               ----                ----                  ----               ----
Revenues:
   Property revenues                                 $          17,110               9,350                33,374             18,648
   Service operations revenue                                        -               1,850                   (18)             1,824
                                                         --------------     ---------------       ---------------     --------------
      Total revenues                                            17,110              11,200                33,356             20,472
                                                         --------------     ---------------       ---------------     --------------

Operating expenses:
   Operating and maintenance                                     2,462               1,235                 4,759              2,440
   Real estate taxes                                             2,083               1,406                 3,969              2,724
                                                         --------------     ---------------       ---------------     --------------
      Total operating expenses                                   4,545               2,641                 8,728              5,164
                                                         --------------     ---------------       ---------------     --------------

Net operating income                                            12,565               8,559                24,628             15,308
                                                         --------------     ---------------       ---------------     --------------

Other expense (income):
   General and administrative                                      674                 282                 1,167                509
   Depreciation and amortization expense                         3,442               1,366                 6,740              2,845
   Interest expense, net                                         2,308               1,201                 4,604              2,280
   Gain on sale of operating properties                              6                  48                  (687)              (750)
                                                         --------------     ---------------       ---------------     --------------
      Total other expenses                                       6,430               2,897                11,824              4,884
                                                         --------------     ---------------       ---------------     --------------

  Net income                                         $           6,135               5,662                12,804             10,424
                                                         ==============     ===============       ===============     ==============

        SECURITIES ISSUED OTHER THAN COMMON STOCK

Security Issued:                        SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
---------------
                                        -Regency Centers Corporation

                                       o        Issuance Date                      April 3, 2003
                                       o        Conversion                         Nonconvertible
                                       o        Dividend                           7.45% annual dividend
                                       o        Redeemable                         On or after April 3, 2008

Security Issued:                         PERPETUAL PREFERRED UNITS
---------------
                                        - Regency Centers, L.P.

                                       o        Issuance Dates                     Jun-98, Sep-99, May-00, Sep-00
                                       o        Original Amount Issued             $384 Million
                                       o        Redemption                         $75 Million
                                       o        Average Rate                       8.68%
                                       o        Current Balance                    $309 Million

Security Issued:                        EXCHANGEABLE OPERATING PARTNERSHIP UNITS
---------------
                                        -Regency Centers, L.P.

                                       o        Issuance Date                      Variable
                                       o        Units Outstanding                  1,431,837 OP Units
                                       o        Conversion                         Convertible into Common Stock 1:1
                                       o        Dividend                           Equal to current Common Dividend

        SUMMARY RETAIL PROPERTY INFORMATION
        For the Periods Ended June 30, 2003 and December 31, 2002




Retail Real Estate Portfolio                                                       Current          TD Change         12/31/02
------------------------------------------------------------------------------------------------------------------------------------

Company owned GLA (including joint ventures)                                     29,879,706         397,080          29,482,626

GLA under Development, Redevelopment, or Renovation                               3,043,324         (83,159)         3,126,483

Company owned GLA Growth                                                            1.3%               -                1.4%

Total GLA including anchor owned stores                                          31,687,589         287,166          31,400,423

------------------------------------------------------------------------------------------------------------------------------------

Retail Properties Operating or Under Development                                     262               0                262

Retail Properties in Development included above                                      32               (2)                34

Grocery anchored shopping centers                                                    224              (1)               225

Grocery centers ranked #1, #2 or #3 in market                                        195              (1)               196

------------------------------------------------------------------------------------------------------------------------------------

Percent leased - All Properties including Development                               92.9%              NA              91.5%

Percent leased - Operating Properties excluding development                         95.3%             0.5%             94.8%

------------------------------------------------------------------------------------------------------------------------------------

Net Operating Income                                                            $134,913,790           -            $282,136,389

NOI growth                                                                          -3.2%              -                6.2%

Base rent growth on leasing and transactions (YTD)                                  9.3%               -               10.8%

NOI - same property growth (YTD)                                                    2.4%               -                3.0%




------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO SUMMARY REPORT BY REGION
June 30, 2003


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
             Mid- Atlantic Region
             --------------------
Pike Creek Shopping Center                              DE            Wilmington      Mid-Atlantic      1981         1998    229,510
White Oak - Dover DE                                    DE              Dover         Mid-Atlantic      2000         2000     10,908
------------------------------------------------------------------------------------------------------------------------------------
                                                        DE                                                                   240,418
====================================================================================================================================
Echelon Village Plaza                                   NJ           Philadelphia     Mid-Atlantic      2000         2000     88,993
Hershey - Goodyear                                      PA                            Mid-Atlantic      2000         2000      6,000
Ashburn Farm Market Center                              VA          Washington DC     Mid-Atlantic      2000         2000     92,019
Brookville Plaza                             JV-M       VA            Lynchburg       Mid-Atlantic      1991         1998     63,664
Cheshire Station                                        VA          Washington DC     Mid-Atlantic      2000         2000     97,249
Opitz Crossing                                          VA          Washington DC     Mid-Atlantic      1991         2003          -
Somerset                                     JV-O       VA          Washington DC     Mid-Atlantic      2002         2002    108,400
Statler Square Shopping Ctr                             VA               None         Mid-Atlantic      1996         1998    133,660
Tall Oaks Village Center                                VA          Washington DC     Mid-Atlantic      1998         2002     69,331
Village Center at Dulles                     JV-C       VA          Washington DC     Mid-Atlantic      1991         2002    308,473
------------------------------------------------------------------------------------------------------------------------------------
                                                        VA                                                                   872,796

------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                       Mid-Atlantic                         1,208,207
====================================================================================================================================
                Midwest Region
                --------------
Frankfort Crossing Shopping Ctr                         IL             Chicago         Midwest          1992         2003
Hinsdale Lake Commons                                   IL             Chicago         Midwest          1986         1998    178,975
Westbrook Commons                                       IL             Chicago         Midwest          1984         2001    121,502
------------------------------------------------------------------------------------------------------------------------------------
                                                        IL                                                                   300,477
====================================================================================================================================
Franklin Square Shopping Center                         KY            Lexington        Midwest          1988         1998    205,307
Silverlake Shopping Center                   JV-M       KY            Cincinnati       Midwest          1988         1998     99,352
------------------------------------------------------------------------------------------------------------------------------------
                                                        KY                                                                   304,659
====================================================================================================================================
Fenton Village Marketplace                              MI              Flint          Midwest          1999         1999     97,224
Lakeshore Village Shopping Ctr                          MI             Detroit         Midwest          1996         1998     85,940
Waterford Towne Center                                  MI             Detroit         Midwest          1998         1998     96,101
------------------------------------------------------------------------------------------------------------------------------------
                                                        MI                                                                   279,265
====================================================================================================================================
St. Ann Square                                          MO            St. Louis        Midwest          1986         1998     82,498
Beckett Commons Shopping Ctr                            OH            Cincinnati       Midwest          1995         1998    121,497
Cherry Grove Plaza                                      OH            Cincinnati       Midwest          1997         1998    195,497
Cherry Street Center                                    OH              Toledo         Midwest          2000         2000     54,660
East Pointe Crossing Shopping Ctr                       OH             Columbus        Midwest          1993         1998     86,524
Hyde Park Plaza                                         OH            Cincinnati       Midwest          1995         1997    397,893
Kingsdale Shopping Center                               OH             Columbus        Midwest          1999         1997    270,470
Kroger New Albany Center                     JV-O       OH             Columbus        Midwest          1999         1999     91,722
Northgate Plaza                                         OH             Columbus        Midwest          1996         1998     85,100
Park Place Center                                       OH             Columbus        Midwest          1988         1998    106,833
Regency Milford Center                                  OH            Cincinnati       Midwest          2001         2001    108,903
Shoppes at Mason                                        OH            Cincinnati       Midwest          1997         1998     80,800
Westchester Plaza                                       OH            Cincinnati       Midwest          1988         1998     88,181
Windmiller Square                                       OH             Columbus        Midwest          1997         1998    120,509
Worthington Park Centre                                 OH             Columbus        Midwest          1991         1998     93,095
------------------------------------------------------------------------------------------------------------------------------------
                                                        OH                                                                 1,901,684
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                        Midwest                             2,868,583
====================================================================================================================================


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
               Pacific Region
               --------------
230th & Hawthorne                                       CA           Los Angeles       Pacific          2002         2002     13,860
Amerige Heights Town Center                             CA           Los Angeles       Pacific          2000         2000     96,679
Blossom Valley Shopping Ctr                             CA             San Jose        Pacific          1990         1999     93,314
Campus Marketplace                           JV-M       CA            San Diego        Pacific          2000         2000    144,288
Corral Hollow                                JV-O       CA             Stockton        Pacific          2000         2000    168,238
Costa Verde                                             CA            San Diego        Pacific          1988         1999    178,621
Country Club Village - Calif                            CA             Oakland         Pacific          1994         1999    111,251
Diablo Plaza                                            CA             Oakland         Pacific          1982         1999     63,214
El Camino Shopping Center                               CA           Los Angeles       Pacific          1995         1999    135,883
El Cerrito Plaza                                        CA          San Francisco      Pacific          2000         2000    254,840
El Norte Parkway Plaza                                  CA            San Diego        Pacific          1984         1999     87,990
Encina Grande                                           CA             Oakland         Pacific          1965         1999    102,499
Friars-Mission Center                                   CA            San Diego        Pacific          1989         1999    146,898
Garden Village Shopping Center               JV-M       CA           Los Angeles       Pacific          2000         2000    112,957
Gelson's Westlake                                       CA             Ventura         Pacific          2002         2002     82,315
Gilroy                                                  CA             San Jose        Pacific          2002         2002    123,709
Heritage Plaza                                          CA          Orange County      Pacific          1981         1999    231,102
Hermosa Beach                                JV-O       CA           Los Angeles       Pacific          2003         2003          -
Loehmann's Plaza Calif                                  CA             San Jose        Pacific          1983         1999    113,310
McBean & Valencia                                       CA           Los Angeles       Pacific          2002         2002    179,227
Morningside Plaza                                       CA          Orange County      Pacific          1996         1999     91,600
Newland Center                                          CA          Orange County      Pacific          1985         1999    166,492
Oakbrook Plaza                                          CA             Ventura         Pacific          1982         1999     83,279
Park Plaza Shopping Center                   JV-C       CA           Los Angeles       Pacific          1991         2001    193,529
Plaza Hermosa                                           CA           Los Angeles       Pacific          1984         1999     94,940
Powell Street Plaza                                     CA             Oakland         Pacific          1987         2001    165,920
Prairie City Crossing                                   CA            Sacramento       Pacific          1999         1999     82,503
Rona Plaza                                              CA          Orange County      Pacific          1989         1999     51,754
Rosecrans & Inglewood                                   CA           Los Angeles       Pacific          2002         2002     12,000
San Leandro Plaza                                       CA             Oakland         Pacific          1982         1999     50,432
Santa Ana Downtown Plaza                                CA          Orange County      Pacific          1987         1999    100,305
Seal Beach                                   JV-C       CA          Orange County      Pacific          1966         2002     85,910
Sequoia Station                                         CA          San Francisco      Pacific          1996         1999    103,148
Slatten Ranch                                JV-O       CA             Oakland         Pacific          2002         2002    220,162
Strawflower Village                                     CA          San Francisco      Pacific          1985         1999     78,827
Tassajara Crossing                                      CA             Oakland         Pacific          1990         1999    146,188
Twin Peaks Plaza                                        CA            San Diego        Pacific          1988         1999    198,139
Ventura Village Shopping Ctr                            CA             Ventura         Pacific          1984         1999     76,070
Vista Village Phase I                                   CA            San Diego        Pacific          2002         2002    129,520
Vista Village Phase II                                  CA            San Diego        Pacific          2002         2002          -
West Park Plaza                                         CA             San Jose        Pacific          1996         1999     88,103
Westlake Plaza and Center                               CA             Ventura         Pacific          1975         1999    190,525
Westridge Center                                        CA           Los Angeles       Pacific          2001         2001     87,284
Woodman - Van Nuys                                      CA           Los Angeles       Pacific          1992         1999    107,614
Woodside Central Plaza                                  CA          San Francisco      Pacific          1993         1999     80,591
------------------------------------------------------------------------------------------------------------------------------------
                                                        CA                                                                 5,125,030
====================================================================================================================================


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
Cherry Park Market Center                               OR             Portland        Pacific          1997         1999    113,518
Hillsboro Market Center                      JV-M       OR             Portland        Pacific          2000         2000     67,240
Hillsboro Market Center Phase II                        OR             Portland        Pacific          2002         2002     83,116
McMinnville Market Center                               OR             Portland        Pacific          2003         2003          -
Murrayhill Marketplace                                  OR             Portland        Pacific          1988         1999    149,214
Sherwood Crossroads                                     OR             Portland        Pacific          1999         1999     88,489
Sherwood Market Center                                  OR             Portland        Pacific          1995         1999    124,256
Sunnyside 205                                           OR             Portland        Pacific          1988         1999     53,094
Walker Center                                           OR             Portland        Pacific          1987         1999     89,609
West Hills Plaza                                        OR             Portland        Pacific          1998         1999     53,579
------------------------------------------------------------------------------------------------------------------------------------
                                                        OR                                                                   822,115
====================================================================================================================================
Cascade Plaza                                JV-C       WA             Seattle         Pacific          1999         1999    217,657
Inglewood Plaza                                         WA             Seattle         Pacific          1985         1999     17,253
James Center                                 JV-M       WA              Tacoma         Pacific          1999         1999    140,240
Padden Parkway                                          WA             Portland        Pacific          2002         2002     54,473
Pine Lake Village                                       WA             Seattle         Pacific          1989         1999    102,953
Sammamish Highland                                      WA             Seattle         Pacific          1992         1999    101,289
South Point Plaza                                       WA             Seattle         Pacific          1997         1999    190,355
Southcenter Plaza                                       WA             Seattle         Pacific          1990         1999     58,282
Thomas Lake Center                                      WA             Seattle         Pacific          1998         1999    103,872
------------------------------------------------------------------------------------------------------------------------------------
                                                        WA                                                                   986,374
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                        Pacific                             6,933,519
====================================================================================================================================


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
               Southeast Region
               ----------------
Bonner's Point                                          AL               None         Southeast         1985         1993     87,282
Country Club Ala                                        AL            Montgomery      Southeast         1991         1993     67,622
Southgate Village Shopping Center            JV-M       AL            Birmingham      Southeast         1988         2001          -
The Marketplace - Alexander City                        AL               None         Southeast         1987         1993     75,392
Phenix Crossing                                         AL               None         Southeast         2003         2003    162,723
Trace Crossing Shopping Center                          AL            Birmingham      Southeast         2001         2001     74,130
Valleydale Village Shopping Center                      AL            Birmingham      Southeast         2002         2002    118,466
Village in Trussville, The                              AL            Birmingham      Southeast         1987         1993     59,281
------------------------------------------------------------------------------------------------------------------------------------
                                                        AL                                                                   644,896
====================================================================================================================================
Anastasia Plaza                              JV-M       FL           Jacksonville     Southeast         1988         1993    102,342
Aventura                                                FL              Miami         Southeast         1974         1994    102,876
Beneva Village Shops                                    FL             Sarasota       Southeast         1987         1998    141,532
Berkshire Commons                                       FL              Naples        Southeast         1992         1994    106,354
Bloomingdale Square                                     FL              Tampa         Southeast         1987         1998    267,935
Bolton Plaza                                            FL           Jacksonville     Southeast         1988         1994    172,938
Boynton Lakes Plaza                                     FL         West Palm Beach    Southeast         1993         1997    130,924
Carriage Gate                                           FL           Tallahassee      Southeast         1978         1994     76,833
Center of Seven Springs                                 FL              Tampa         Southeast         1986         1994    162,580
Chasewood Plaza                                         FL         West Palm Beach    Southeast         1986         1993    141,178
Chasewood Storage                                       FL         West Palm Beach    Southeast         1986         1993     42,810
Courtyard, The                                          FL           Jacksonville     Southeast         1987         1993    137,256
East Port Plaza                                         FL           Fort Pierce      Southeast         1991         1997    235,842
East Towne Shopping Center                              FL             Orlando        Southeast         2002         2002     69,841
Fleming Island Shopping Ctr                             FL           Jacksonville     Southeast         2000         1998    136,662
Garden Square Shopping Ctr                              FL              Miami         Southeast         1991         1997     90,258
Grande Oaks                                             FL       Ft Myers-Cape Coral  Southeast         2000         2000     78,784
Highlands Square Shopping Ctr                           FL           Jacksonville     Southeast         1999         1998    272,554
Julington Village                            JV-C       FL           Jacksonville     Southeast         1999         1999     81,821
Kings Crossing - Sun City                    JV-M       FL              Tampa         Southeast         1999         1999     75,020
Lynn Haven                                   JV-M       FL           Panama City      Southeast         2001         2001     63,871
Mainstreet Square Shopping Ctr                          FL             Orlando        Southeast         1988         1997    107,134
Mariner's Village Shopping Ctr                          FL             Orlando        Southeast         1986         1997    117,690
Market Place - St. Petersburg                           FL              Tampa         Southeast         1983         1995     90,296
Martin Downs Village Center                             FL           Fort Pierce      Southeast         1985         1993    121,946
Martin Downs Village Shoppes                            FL           Fort Pierce      Southeast         1998         1993     49,773
Millhopper Shopping Center                              FL           Gainesville      Southeast         1974         1993     84,065
Newberry Square                                         FL           Gainesville      Southeast         1986         1994    180,524
Ocala Corners                                JV-M       FL           Tallahassee      Southeast         2000         2000     86,772
Ocean Breeze Plaza                                      FL           Fort Pierce      Southeast         1985         1993    108,209
Old St. Augustine Plaza                                 FL           Jacksonville     Southeast         1990         1996    175,459
Palm Harbour Shopping Ctr                               FL          Daytona Beach     Southeast         1991         1996    172,758
Palm Trails Plaza                                       FL         Fort Lauderdale    Southeast         1998         1997     76,067
Peachland Promenade                                     FL           Punta Gorda      Southeast         1991         1995     82,082
Pebblebrooke Plaza                           JV-M       FL              Naples        Southeast         2000         2000     76,767
Pine Tree Plaza                                         FL           Jacksonville     Southeast         1999         1997     60,787


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
Regency Court                                           FL           Jacksonville     Southeast         1992         1997    218,648
Regency Square at Brandon                               FL              Tampa         Southeast         1986         1993    349,848
Regency Village                              JV-O       FL             Orlando        Southeast         2000         2000     83,170
Shoppes at 104                               JV-M       FL              Miami         Southeast         1990         1998    108,190
Shops of San Marco                           JV-O       FL         West Palm Beach    Southeast         2002         2002     91,538
Starke (US 301 & SR 100)                                FL           Jacksonville     Southeast         2000         2000     12,738
Tequesta Shoppes                                        FL         West Palm Beach    Southeast         1986         1996    109,937
Terrace Walk                                            FL              Tampa         Southeast         1990         1993     50,936
Town Center at Martin Downs                             FL           Fort Pierce      Southeast         1996         1996     64,546
Town Square                                             FL              Tampa         Southeast         1999         1997     44,679
University Collection                                   FL              Tampa         Southeast         1984         1996    106,899
University Marketplace                                  FL              Miami         Southeast         1990         1993    129,121
Village Center 6 -Tampa                                 FL              Tampa         Southeast         1993         1995    181,110
Vineyard Shopping Center                                FL           Tallahassee      Southeast         2001         2001     62,821
Welleby Plaza                                           FL         Fort Lauderdale    Southeast         1982         1996    109,949
Wellington Town Square                                  FL         West Palm Beach    Southeast         1982         1996    105,150
Willa Springs                                           FL             Orlando        Southeast         2000         2000     83,730
------------------------------------------------------------------------------------------------------------------------------------
                                                        FL                                                                 6,193,550
====================================================================================================================================

Ashford Place                                           GA             Atlanta        Southeast         1993         1997     53,450
Briarcliff LaVista Shopping Ctr                         GA             Atlanta        Southeast         1962         1997     39,203
Briarcliff Village                                      GA             Atlanta        Southeast         1990         1997    187,156
Buckhead Court                                          GA             Atlanta        Southeast         1984         1997     55,229
Cambridge Square Shopping Ctr                           GA             Atlanta        Southeast         1979         1996     77,629
Cromwell Square                                         GA             Atlanta        Southeast         1990         1997     70,282
Cumming 400                                             GA             Atlanta        Southeast         1994         1997    126,900
Delk Spectrum                                           GA             Atlanta        Southeast         1991         1998    100,880
Dunwoody Hall                                           GA             Atlanta        Southeast         1986         1997     89,511
Dunwoody Village                                        GA             Atlanta        Southeast         1975         1997    120,597
Killian Hill Market                          JV-M       GA             Atlanta        Southeast         2000         2000    113,227
LaGrange Marketplace                                    GA          Augusta-Aiken     Southeast         1989         1993     76,327
Loehmann's Plaza Georgia                                GA             Atlanta        Southeast         1986         1997    137,601
Lovejoy Station                              JV-M       GA             Atlanta        Southeast         1995         1997     77,336
Memorial Bend                                           GA             Atlanta        Southeast         1995         1997    177,283
Orchard Square                               JV-M       GA             Atlanta        Southeast         1987         1995     93,222
Paces Ferry Plaza                                       GA             Atlanta        Southeast         1987         1997     61,696
Parkway Station                                         GA              Macon         Southeast         1983         1996     94,290
Powers Ferry Square                                     GA             Atlanta        Southeast         1987         1997     97,704
Powers Ferry Village                                    GA             Atlanta        Southeast         1994         1997     78,995
Rivermont Station                                       GA             Atlanta        Southeast         1996         1997     90,267
Roswell Village                              JV-C       GA             Atlanta        Southeast         1997         1997    145,334
Russell Ridge                                           GA             Atlanta        Southeast         1995         1994     98,558
Sandy Plains Village I & II                             GA             Atlanta        Southeast         1992         1996    175,035
------------------------------------------------------------------------------------------------------------------------------------
                                                        GA                                                                 2,437,712
====================================================================================================================================


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
Bent Tree Plaza                                         NC             Raleigh        Southeast         1994         1998     79,503
Carmel Commons                                          NC            Charlotte       Southeast         1979         1997    132,651
Garner Towne Square                                     NC             Raleigh        Southeast         1998         1998    221,576
Glenwood Village                                        NC             Raleigh        Southeast         1983         1997     42,864
Kernersville Marketplace SC                             NC            Greensboro      Southeast         1997         1998     72,590
Lake Pine Plaza                                         NC             Raleigh        Southeast         1997         1998     87,691
Maynard Crossing Shopping Ctr                           NC             Raleigh        Southeast         1997         1998    122,814
Oakley Plaza                                 JV-M       NC            Asheville       Southeast         1988         1997    118,728
Sedgefield Village                                      NC            Greensboro      Southeast         2000         2000     56,630
Southpoint Crossing                                     NC             Raleigh        Southeast         1998         1998    103,128
Union Square Shopping Center                            NC            Charlotte       Southeast         1989         1996     97,191
Woodcroft Shopping Center                               NC             Raleigh        Southeast         1984         1996     89,835
------------------------------------------------------------------------------------------------------------------------------------
                                                        NC                                                                 1,225,201
====================================================================================================================================
Merchants Village                            JV-M       SC            Charleston      Southeast         1997         1997     79,724
Murray Landing                                          SC             Columbia       Southeast         2002         2002     64,041
Pelham Commons                                          SC            Greenville      Southeast         2002         2002     76,271
Queensborough Shopping Ctr                   JV-O       SC            Charleston      Southeast         1993         1998     82,333
Rosewood Shopping Center                     JV-M       SC             Columbia       Southeast         2001         2001     36,887
------------------------------------------------------------------------------------------------------------------------------------
                                                        SC                                                                   339,256
====================================================================================================================================
Dickson (Hwy 46 & 70)                                   TN                            Southeast         1998         1998     10,908
Harpeth Village                                         TN            Nashville       Southeast         1998         1997     70,091
Nashboro Village                                        TN            Nashville       Southeast         1998         1998     86,811
Northlake Village                                       TN            Nashville       Southeast         1988         2000    151,629
Peartree Village                                        TN            Nashville       Southeast         1997         1997    114,795
West End Avenue                                         TN            Nashville       Southeast         1998         1998     10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                        TN                                                                   444,234
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                       Southeast                           11,284,849
====================================================================================================================================

               Southwest Region
Carefree Marketplace                                    AZ             Phoenix        Southwest         2000         2000     24,697
Palm Valley Marketplace                      JV-C       AZ             Phoenix        Southwest         1999         2001    107,630
Paseo Village                                           AZ             Phoenix        Southwest         1998         1999     92,399
Pima Crossing                                           AZ             Phoenix        Southwest         1996         1999    236,539
Stonebridge Center                                      AZ             Phoenix        Southwest         2000         2000     30,235
The Provinces Shopping Ctr                              AZ             Phoenix        Southwest         2000         2000     34,201
------------------------------------------------------------------------------------------------------------------------------------
                                                        AZ                                                                   525,701
====================================================================================================================================


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
Boulevard Center                                        CO              Denver        Southwest         1986         1999     88,511
Buckley Square                                          CO              Denver        Southwest         1978         1999    111,146
Centerplace of Greeley                                  CO             Greeley        Southwest         2002         2002    148,110
Cheyenne Meadows Center                      JV-M       CO         Colorado Springs   Southwest         1998         1998     89,893
Crossroads Commons                           JV-C       CO             Boulder        Southwest         1986         2001    144,288
Hilltop Village                                         CO              Denver        Southwest         2002         2002     99,836
Jackson Creek Crossing                                  CO         Colorado Springs   Southwest         1999         1998     85,263
Leetsdale Marketplace                                   CO              Denver        Southwest         1993         1999    119,916
Littleton Square                                        CO              Denver        Southwest         1997         1999     94,257
Lloyd King Center                                       CO              Denver        Southwest         1998         1998     83,326
New Windsor Marketplace                                 CO             Greeley        Southwest         2002         2002     94,950
Redlands Marketplace                                    CO          Grand Junction    Southwest         1999         1999     14,659
Stroh Ranch Center                                      CO              Denver        Southwest         1998         1998     93,436
Willow Creek Center                          JV-C       CO              Denver        Southwest         1985         2001    166,421
Woodmen Plaza                                           CO         Colorado Springs   Southwest         1998         1998    104,558
------------------------------------------------------------------------------------------------------------------------------------
                                                        CO                                                                 1,538,570
====================================================================================================================================
Addison Town Center                          JV-C       TX              Dallas        Southwest         1993         2003
Alden Bridge                                            TX             Houston        Southwest         1998         2002    138,952
Arapaho Village                                         TX              Dallas        Southwest         1997         1999    103,033
Atascocita Center                                       TX             Houston        Southwest         2002         2002     94,180
Bethany Park Place Shopping Ctr                         TX              Dallas        Southwest         1998         1998     74,067
Casa Linda Plaza                                        TX              Dallas        Southwest         1997         1999    324,639
Champion Forest Shopping Ctr                            TX             Houston        Southwest         1983         1999    115,247
Cochran's Crossing                                      TX             Houston        Southwest         1994         2002    138,192
Coles Center                                            TX             Houston        Southwest         2001         2001     42,063
Cooper Street Plaza                                     TX            Fort Worth      Southwest         1992         1999    133,196
Creekside Plaza                              JV-O       TX            Fort Worth      Southwest         1998         1998     96,816
Fort Bend Market                                        TX             Houston        Southwest         2000         2000     30,158
Hancock Center                                          TX              Austin        Southwest         1998         1999    410,438
Hebron Parkway Plaza                         JV-M       TX              Dallas        Southwest         1999         1999     46,800
Hillcrest Village                                       TX              Dallas        Southwest         1991         1999     14,530
Indian Springs Center                        JV-O       TX             Houston        Southwest         2002         2002    135,977
Keller Town Center                                      TX            Fort Worth      Southwest         1999         1999    114,937
Kleinwood Center                                        TX             Houston        Southwest         2002         2002    152,959
Lebanon/Legacy Center                                   TX              Dallas        Southwest         2000         2000     56,802
MacArthur Park - Phase 2                     JV-C       TX              Dallas        Southwest         1999         1999    198,443
Main Street Center                                      TX              Dallas        Southwest         2002         2002     32,680
Market at Preston Forest, The                           TX              Dallas        Southwest         1990         1999     90,171
Market at Round Rock, The                               TX              Austin        Southwest         1987         1999    123,347
Matlock Center                                          TX              Dallas        Southwest         2000         2000     40,139
Mills Pointe                                            TX              Dallas        Southwest         1986         1999    126,186
Mockingbird Commons                                     TX              Dallas        Southwest         1987         1999    121,564


                                                                                                      Yr Const or   Year
                Property Name                 JV       State             MSA            Region        Last Rnvtn   Acquired   Dec-02
------------------------------------------------------------------------------------------------------------------------------------
North Hills Town Center                                 TX              Austin        Southwest         1995         1999    144,019
Northview Plaza                                         TX              Dallas        Southwest         1991         1999    116,016
Overton Park Plaza                           JV-C       TX            Fort Worth      Southwest         1991         2001    350,856
Panther Creek                                           TX             Houston        Southwest         1994         2002    164,080
Preston Park Village                                    TX              Dallas        Southwest         1985         1999    273,396
Prestonbrook Crossing                                   TX              Dallas        Southwest         1998         1998     91,274
Prestonwood Park                                        TX              Dallas        Southwest         1999         1999    101,024
Rockwall                                                TX              Dallas        Southwest         2002         2002     65,644
Shiloh Springs                                          TX              Dallas        Southwest         1998         1998    110,040
Southlake - Village Center                   JV-O       TX            Fort Worth      Southwest         1998         1998    118,092
Southpark                                               TX              Tyler         Southwest         1997         1999    146,758
Sterling Ridge                                          TX             Houston        Southwest         2000         2002    128,643
Sweetwater Plaza                             JV-C       TX             Houston        Southwest         2000         2001    134,045
Trophy Club                                             TX            Fort Worth      Southwest         1999         1999    106,607
Valley Ranch Centre                                     TX              Dallas        Southwest         1997         1999    117,187
------------------------------------------------------------------------------------------------------------------------------------
                                                        TX                                                                 5,123,197
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                       Southwest                            7,187,468
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                                                                                                     29,482,626
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
             Mid- Atlantic Region
             --------------------
Pike Creek Shopping Center                     229,510      99.0%             99.5%             49,069             Acme
White Oak - Dover DE                            10,908     100.0%            100.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
                                               240,418      99.0%             99.5%             49,069              1
====================================================================================================================================
Echelon Village Plaza                           88,993      79.7%             86.6%             48,776           Genuardi's
Hershey - Goodyear                               6,000     100.0%            100.0%                  -              --
Ashburn Farm Market Center                      91,905     100.0%            100.0%             48,999             Giant
Brookville Plaza                                63,664      98.1%             98.1%             52,864            Kroger
Cheshire Station                                97,156      97.8%            100.0%             55,256            Safeway
Opitz Crossing                                 158,254       NA               99.0%             51,922            Safeway
Somerset                                       104,530      61.8%             69.9%             67,000    Shoppers Food Warehouse
Statler Square Shopping Ctr                    133,660     100.0%            100.0%             65,003            Kroger
Tall Oaks Village Center                        69,331     100.0%            100.0%             38,763             Giant
Village Center at Dulles                       298,601      93.1%             99.2%             48,424    Shoppers Food Warehouse
------------------------------------------------------------------------------------------------------------------------------------
                                             1,017,101      92.4%             96.4%            428,231                8
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                              1,352,512      92.8%             96.3%            526,076               10
====================================================================================================================================
                Midwest Region
                ---------------
Frankfort Crossing Shopping Ctr                107,734       NA               95.0%             64,937             Jewel
Hinsdale Lake Commons                          178,975      97.3%             97.3%             69,540           Dominick's
Westbrook Commons                              121,502      94.4%             92.8%             51,304           Dominicks
------------------------------------------------------------------------------------------------------------------------------------
                                               408,211      96.1%             95.4%            185,781                3
====================================================================================================================================
Franklin Square Shopping Center                201,673      95.6%             96.0%             50,499            Kroger
Silverlake Shopping Center                      99,352      98.5%             98.5%             60,000            Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                               301,025      96.6%             96.9%            110,499                2
====================================================================================================================================
Fenton Village Marketplace                      97,224      98.6%             98.6%             53,739          Farmer Jack
Lakeshore Village Shopping Ctr                  85,940      87.3%             89.2%             49,465            Kroger
Waterford Towne Center                          96,101      91.3%             91.3%             60,202            Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                               279,265      92.6%             93.2%            163,406                3
====================================================================================================================================
St. Ann Square                                  82,498      92.9%             92.9%             43,483            National
Beckett Commons Shopping Ctr                   121,497     100.0%            100.0%             70,815            Kroger
Cherry Grove Plaza                             195,497      91.0%             90.2%             66,336            Kroger
Cherry Street Center                            54,660     100.0%            100.0%             54,660          Farmer Jack
East Pointe Crossing Shopping Ctr               86,524     100.0%             98.4%             59,120            Kroger
Hyde Park Plaza                                397,893      94.4%             94.7%            138,592        Kroger/Thriftway
Kingsdale Shopping Center                      270,470      65.4%             57.2%             56,006           Big Bear
Kroger New Albany Center                        91,722      98.5%             98.5%             63,805            Kroger
Northgate Plaza                                 85,100     100.0%            100.0%             62,000            Kroger
Park Place Center                              106,833      98.8%             96.3%             56,859           Big Bear
Regency Milford Center                         108,903      88.0%             88.4%             65,000            Kroger
Shoppes at Mason                                80,800      97.5%             97.5%             56,800            Kroger
Westchester Plaza                               88,181      98.4%            100.0%             66,523            Kroger
Windmiller Square                              120,429      97.9%             96.8%             76,555            Kroger
Worthington Park Centre                         93,095      91.2%             91.2%             52,337            Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                             1,901,604      91.4%             90.0%            945,408               14
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                              2,972,603      92.6%             91.8%          1,448,577               23
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
                Pacific Region
                --------------
230th & Hawthorne                               13,860     100.0%            100.0%                  -              --
Amerige Heights Town Center                     96,679      98.5%             98.5%             57,560          Albertson's
Blossom Valley Shopping Ctr                     93,315     100.0%            100.0%             34,208            Safeway
Campus Marketplace                             144,288      94.4%            100.0%             58,527            Ralph's
Corral Hollow                                  167,118     100.0%            100.0%             65,715            Safeway
Costa Verde                                    178,622     100.0%             99.7%             40,000          Albertson's
Country Club Village - Calif                   111,251     100.0%            100.0%             50,320            Ralph's
Diablo Plaza                                    63,214     100.0%            100.0%             53,000            Safeway
El Camino Shopping Center                      135,883     100.0%             95.1%             35,650       Von's Food & Drug
El Cerrito Plaza                               255,952      92.4%             95.5%             77,888   Albertson's/Trader Joe's
El Norte Parkway Plaza                          87,990      96.4%             98.0%             42,315       Von's Food & Drug
Encina Grande                                  102,499     100.0%            100.0%             22,500            Safeway
Friars-Mission Center                          146,897     100.0%            100.0%             55,303            Ralph's
Garden Village Shopping Center                 112,957      97.1%             95.1%             57,050          Albertson's
Gelson's Westlake                               84,831      90.1%             81.9%             37,500            Gelsons
Gilroy                                         330,635       0.0%             55.2%                  -              --
Heritage Plaza                                 231,612      96.9%             99.9%             44,376            Ralph's
Hermosa Beach                                   13,212         NA            100.0%                  -              --
Loehmann's Plaza Calif                         113,310     100.0%            100.0%             53,000            Safeway
McBean & Valencia                              180,519      69.2%             98.2%                  -              --
Morningside Plaza                               91,600     100.0%            100.0%             42,630        Stater Brother
Newland Center                                 166,492      99.1%             98.2%             58,000            Lucky's
Oakbrook Plaza                                  83,279     100.0%            100.0%             43,842          Albertson's
Park Plaza Shopping Center                     193,529      96.0%             92.5%             28,210       Von's Food & Drug
Plaza Hermosa                                   94,940     100.0%             94.7%             36,800       Von's Food & Drug
Powell Street Plaza                            165,920     100.0%            100.0%             10,122         Trader Joe's
Prairie City Crossing                           82,503     100.0%            100.0%             55,255            Safeway
Rona Plaza                                      51,754     100.0%             97.7%             37,194          Food 4 Less
Rosecrans & Inglewood                           12,000     100.0%            100.0%                  -              --
San Leandro Plaza                               50,432     100.0%            100.0%             38,250            Safeway
Santa Ana Downtown Plaza                       100,305     100.0%            100.0%             37,972          Food 4 Less
Seal Beach                                     115,925     100.0%            100.0%             25,000           Pavilions
Sequoia Station                                103,148     100.0%            100.0%             62,050            Safeway
Slatten Ranch                                  207,197      33.6%             86.0%                  -              --
Strawflower Village                             78,827     100.0%            100.0%             33,753            Safeway
Tassajara Crossing                             146,188     100.0%            100.0%             56,496            Safeway
Twin Peaks Plaza                               198,139      99.7%            100.0%             44,686          Albertson's
Ventura Village Shopping Ctr                    76,070     100.0%             97.9%             42,500       Von's Food & Drug
Vista Village Phase I                          129,520      69.2%             71.7%                  -              --
Vista Village Phase II                          73,483       NA               42.7%                  -              --
West Park Plaza                                 88,103     100.0%            100.0%             24,712            Safeway
Westlake Plaza and Center                      190,525      97.5%             98.9%             41,300       Von's Food & Drug
Westridge Center                                97,286      88.7%             84.4%             50,216          Albertson's
Woodman - Van Nuys                             107,614     100.0%             95.8%             77,648            Gigante
Woodside Central Plaza                          80,591     100.0%            100.0%                  -              --
------------------------------------------------------------------------------------------------------------------------------------
                                             5,450,014      91.4%             93.6%          1,631,548              36
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Cherry Park Market Center                      113,518      88.6%             87.2%             55,164            Safeway
Hillsboro Market Center                        150,356     100.0%             95.1%             57,370          Albertson's
Hillsboro Market Center Phase II                     -      91.1%              NA                    -              --
McMinnville Market Center                       73,959       NA               74.5%             53,667          Albertson's
Murrayhill Marketplace                         149,215      90.2%             89.5%             41,132            Safeway
Sherwood Crossroads                             84,266      87.0%             95.7%             55,150            Safeway
Sherwood Market Center                         124,257      98.0%             98.3%             49,793          Albertson's
Sunnyside 205                                   53,094      96.3%             96.3%                  -              --
Walker Center                                   89,609     100.0%            100.0%                  -              --
West Hills Plaza                                53,579      98.1%            100.0%             30,154              QFC
------------------------------------------------------------------------------------------------------------------------------------
                                               891,853      93.7%             92.8%            342,430               7
====================================================================================================================================
Cascade Plaza                                  217,657      99.5%             99.2%             49,440            Safeway
Inglewood Plaza                                 17,253     100.0%            100.0%                  -              --
James Center                                   140,240      95.5%             95.5%             68,273           Fred Myer
Padden Parkway                                  54,473      96.3%             96.3%             52,443          Albertson's
Pine Lake Village                              102,953     100.0%            100.0%             40,982         Quality Foods
Sammamish Highland                             101,289     100.0%            100.0%             55,000            Safeway
South Point Plaza                              190,355     100.0%            100.0%             55,443         Cost Cutters
Southcenter Plaza                               58,282      95.2%            100.0%                  -              --
Thomas Lake Center                             103,872     100.0%            100.0%             50,065          Albertson's
------------------------------------------------------------------------------------------------------------------------------------
                                               986,374      98.8%             99.0%            371,646                7
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                              7,328,241      92.7%             94.2%          2,345,624               50
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------

               Southeast Region
               ----------------
Bonner's Point                                  87,282      98.6%            100.0%             34,700          Winn-Dixie
Country Club Ala                                67,622      92.9%             92.9%             35,922          Winn-Dixie
Southgate Village Shopping Center               56,564       NA               68.9%             38,997            Publix
The Marketplace - Alexander City                75,092      97.3%             98.9%             46,733            Publix
Phenix Crossing                                162,723      96.4%             95.7%             47,668          Winn-Dixie
Trace Crossing Shopping Center                  74,130      87.2%             87.2%             51,420            Publix
Valleydale Village Shopping Center             118,466      77.8%             77.4%             44,271            Publix
Village in Trussville, The                      56,356      79.9%             84.0%             38,380            Bruno's
------------------------------------------------------------------------------------------------------------------------------------
                                               698,235      90.4%             89.2%            338,091               8
====================================================================================================================================
Anastasia Plaza                                102,342      97.6%             98.2%             48,555            Publix
Aventura                                       102,876      94.9%             94.9%             35,908            Publix
Beneva Village Shops                           141,532      98.0%             96.3%             42,112            Publix
Berkshire Commons                              106,354      97.6%            100.0%             65,537            Publix
Bloomingdale Square                            267,935      99.6%             99.9%             39,795            Publix
Bolton Plaza                                   172,938      96.5%             98.8%                  -              --
Boynton Lakes Plaza                            130,924      98.4%             98.4%             56,000          Winn-Dixie
Carriage Gate                                   76,833      87.6%             87.6%                  -              --
Center of Seven Springs                        162,580      37.8%             47.3%             35,000          Winn-Dixie
Chasewood Plaza                                141,178      91.6%             95.0%             39,795            Publix
Chasewood Storage                               42,810     100.0%            100.0%                  -              --
Courtyard, The                                 137,256     100.0%            100.0%             62,771          Albertson's
East Port Plaza                                235,842      55.3%             56.1%             42,112            Publix
East Towne Shopping Center                      69,841      64.2%             70.2%             44,840            Publix
Fleming Island Shopping Ctr                    136,662      95.9%             96.6%             47,955            Publix
Garden Square Shopping Ctr                      90,258      98.6%             98.6%             42,112            Publix
Grande Oaks                                     78,784      93.1%             96.4%             54,379            Publix
Highlands Square Shopping Ctr                  262,194      88.8%             94.6%             84,314       Publix/Winn-Dixie
Julington Village                               81,821     100.0%             98.0%             51,420            Publix
Kings Crossing - Sun City                       75,020      96.8%            100.0%             51,420            Publix
Lynn Haven                                      63,871      93.4%            100.0%             44,271            Publix
Mainstreet Square Shopping Ctr                 107,134      90.5%             89.4%             56,000          Winn-Dixie
Mariner's Village Shopping Ctr                 138,940      79.0%             94.8%             45,500          Winn-Dixie
Market Place - St. Petersburg                   90,296      97.6%             98.8%             36,464            Publix
Martin Downs Village Center                    121,946      96.7%             98.7%                  -              --
Martin Downs Village Shoppes                    49,773      92.3%             86.3%                  -              --
Millhopper Shopping Center                      84,065     100.0%            100.0%             37,244            Publix
Newberry Square                                180,524      99.4%             96.0%             39,795            Publix
Ocala Corners                                   86,772     100.0%            100.0%             61,171            Publix
Ocean Breeze Plaza                             108,209      84.7%             84.3%             36,464            Publix
Old St. Augustine Plaza                        175,459      95.1%            100.0%             51,832            Publix
Palm Harbour Shopping Ctr                      172,758      99.2%             98.2%             45,254            Publix
Palm Trails Plaza                               76,067      97.6%            100.0%             59,562          Winn-Dixie
Peachland Promenade                             82,082      96.9%             94.1%             48,890            Publix
Pebblebrooke Plaza                              76,767     100.0%            100.0%             61,166            Publix
Pine Tree Plaza                                 60,787     100.0%            100.0%             37,866            Publix

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Regency Court                                  218,648      79.4%             91.8%                  -              --
Regency Square at Brandon                      349,848      98.2%             96.5%                  -              --
Regency Village                                 83,170      87.5%             89.4%             54,379            Publix
Shoppes at 104                                 108,192      98.6%             98.7%             46,368          Winn-Dixie
Shops of San Marco                              91,538      58.6%            100.0%             44,271            Publix
Starke (US 301 & SR 100)                        12,738     100.0%            100.0%                  -              --
Tequesta Shoppes                                     -      88.8%              NA                    -              --
Terrace Walk                                    50,936      90.2%             90.2%                  -              --
Town Center at Martin Downs                     64,546     100.0%            100.0%             56,146            Publix
Town Square                                     44,679      99.3%             87.5%                  -              --
University Collection                          106,899      96.2%             98.0%             40,143         Kash N Karry
University Marketplace                         129,121      85.7%             94.6%             63,139          Albertson's
Village Center 6 -Tampa                        181,110      98.4%             97.6%             36,434            Publix
Vineyard Shopping Center                        62,821      81.6%             81.6%             44,271            Publix
Welleby Plaza                                  109,949      95.4%             98.5%             46,779            Publix
Wellington Town Square                         105,150      98.9%             92.2%             36,464            Publix
Willa Springs                                   89,930     100.0%            100.0%             44,271            Publix
------------------------------------------------------------------------------------------------------------------------------------
                                               100,705      90.9%             93.2%          2,018,169              42
====================================================================================================================================

Ashford Place                                   53,450      98.6%             98.6%                  -              --
Briarcliff LaVista Shopping Ctr                 39,203      89.6%            100.0%                  -              --
Briarcliff Village                             187,156      99.8%             98.3%             43,454            Publix
Buckhead Court                                  55,210      90.5%             79.9%                  -              --
Cambridge Square Shopping Ctr                   71,475      92.4%            100.0%             40,852            Kroger
Cromwell Square                                 70,282      95.1%            100.0%                  -              --
Cumming 400                                    126,900      97.0%             97.0%             56,146            Publix
Delk Spectrum                                  100,539     100.0%            100.0%             45,044            Publix
Dunwoody Hall                                   89,351      98.4%            100.0%             44,271            Publix
Dunwoody Village                               120,597      88.7%             93.6%             18,400         Fresh Market
Killian Hill Market                            113,216      78.4%             91.0%             54,340            Publix
LaGrange Marketplace                            76,327      90.3%             90.3%             46,733          Winn-Dixie
Loehmann's Plaza Georgia                       137,601      92.2%             89.7%                  -              --
Lovejoy Station                                 77,336     100.0%            100.0%             47,955            Publix
Memorial Bend                                  177,283      93.4%             92.0%             56,146            Publix
Orchard Square                                  93,222      96.1%             94.9%             44,271            Publix
Paces Ferry Plaza                               61,696     100.0%            100.0%                  -              --
Parkway Station                                 94,290      83.0%             78.8%             42,130            Kroger
Powers Ferry Square                             97,704      89.5%             88.5%                  -              --
Powers Ferry Village                            78,996      99.9%             99.9%             47,955            Publix
Rivermont Station                               90,267     100.0%            100.0%             58,261            Kroger
Roswell Village                                145,334      79.8%             81.1%             37,888            Publix
Russell Ridge                                   98,558     100.0%            100.0%             63,296            Kroger
Sandy Plains Village I & II                          -      91.9%              NA                    -              --
------------------------------------------------------------------------------------------------------------------------------------
                                             2,255,993      93.2%             94.0%            747,142              16
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Bent Tree Plaza                                 79,503     100.0%            100.0%             54,153            Kroger
Carmel Commons                                 132,651      98.0%             96.4%             14,300         Fresh Market
Garner Towne Square                            221,776     100.0%            100.0%             57,590            Kroger
Glenwood Village                                42,864      86.2%             91.8%             27,764         Harris Teeter
Kernersville Marketplace SC                     72,590      97.9%             97.9%             57,590         Harris Teeter
Lake Pine Plaza                                 87,691     100.0%            100.0%             57,590            Kroger
Maynard Crossing Shopping Ctr                  122,814      97.8%             97.8%             55,973            Kroger
Oakley Plaza                                         -      98.5%              0.0%                  -              --
Sedgefield Village                                   -      76.9%              0.0%                  -              --
Southpoint Crossing                            103,128     100.0%            100.0%             59,160            Kroger
Union Square Shopping Center                    97,191     100.0%            100.0%             33,000         Harris Teeter
Woodcroft Shopping Center                       89,835      98.4%             98.4%             40,832           Food Lion
------------------------------------------------------------------------------------------------------------------------------------
                                             1,050,043      97.6%             98.7%            457,952              10
====================================================================================================================================
Merchants Village                               79,724     100.0%            100.0%             37,888            Publix
Murray Landing                                  64,441      76.6%             80.6%             44,840            Publix
Pelham Commons                                  76,541      58.0%             71.0%             44,271            Publix
Queensborough Shopping Ctr                      82,333     100.0%            100.0%             65,796            Publix
Rosewood Shopping Center                        36,887      95.1%             95.1%             27,887            Publix
------------------------------------------------------------------------------------------------------------------------------------
                                               339,926      85.6%             89.3%            220,682               5
====================================================================================================================================
Dickson (Hwy 46 & 70)                           10,908     100.0%            100.0%                  -              --
Harpeth Village                                 70,091     100.0%            100.0%             55,377            Publix
Nashboro Village                                86,811      96.8%             96.8%             61,224            Kroger
Northlake Village                              151,629      88.1%             96.8%             64,537            Kroger
Peartree Village                               114,795     100.0%            100.0%             65,538         Harris Teeter
West End Avenue                                 10,000     100.0%            100.0%                  -              --
------------------------------------------------------------------------------------------------------------------------------------
                                               444,234      95.3%             98.3%            246,676               4
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                             10,889,136      92.1%             93.7%          4,028,712               85
====================================================================================================================================

               Southwest Region
               ----------------
Carefree Marketplace                                 -      89.3%              NA                    -              --
Palm Valley Marketplace                        107,630      98.1%             98.1%             55,403            Safeway
Paseo Village                                   92,399      97.5%             99.6%             23,800             ABCO
Pima Crossing                                  236,539      99.5%             99.5%                  -              --
Stonebridge Center                              30,236      78.4%             70.6%             55,250            Safeway
The Provinces Shopping Ctr                      34,201      80.8%             84.5%             55,256            Safeway
------------------------------------------------------------------------------------------------------------------------------------
                                               501,005      95.9%             96.4%            189,709               4
====================================================================================================================================

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Boulevard Center                                88,511      96.3%             91.8%             52,700            Safeway
Buckley Square                                 111,241      94.5%             97.1%             62,400         King Soopers
Centerplace of Greeley                         148,475      39.2%             46.7%             58,092            Safeway
Cheyenne Meadows Center                         89,893      94.1%            100.0%             69,913         King Soopers
Crossroads Commons                             144,288     100.0%             91.6%             40,846          Whole Foods
Hilltop Village                                 99,892      67.3%             76.6%             67,150         King Soopers
Jackson Creek Crossing                          85,263     100.0%            100.0%             69,913         King Soopers
Leetsdale Marketplace                          119,916     100.0%             98.9%             62,600            Safeway
Littleton Square                                94,257      97.7%             99.0%             49,751         King Soopers
Lloyd King Center                               83,326      98.4%            100.0%             61,040         King Soopers
New Windsor Marketplace                         94,950      69.0%             69.0%             65,550         King Soopers
Redlands Marketplace                                 -      80.7%              NA                    -              --
Stroh Ranch Center                              93,436      98.5%            100.0%             69,719         King Soopers
Willow Creek Center                            166,421      98.9%             98.5%             53,294            Safeway
Woodmen Plaza                                  104,558     100.0%            100.0%             69,716         King Soopers
------------------------------------------------------------------------------------------------------------------------------------
                                             1,524,427      88.5%             89.5%            852,684             14
====================================================================================================================================
Addison Town Center                            183,432       NA               75.0%                  -            Kroger
Alden Bridge                                   138,952     100.0%             96.5%             67,768            Kroger
Arapaho Village                                103,033      98.0%             98.0%             43,256           Tom Thumb
Atascocita Center                               94,180      66.6%             69.7%             62,680            Kroger
Bethany Park Place Shopping Ctr                 74,066     100.0%            100.0%             58,374            Kroger
Casa Linda Plaza                               324,639      83.7%             85.4%             59,561          Albertson's
Champion Forest Shopping Ctr                   115,247      94.2%             91.9%             56,457        Randall's Food
Cochran's Crossing                             138,192     100.0%            100.0%             63,449            Kroger
Coles Center                                    42,063      88.1%             93.4%             67,493        Randall's Food
Cooper Street Plaza                            133,196     100.0%            100.0%                  -             --
Creekside Plaza                                101,016     100.0%             97.2%             60,932            Kroger
Fort Bend Market                                30,158      72.2%             75.3%             67,106            Kroger
Hancock Center                                 410,438      91.2%             98.7%             90,217            H.E.B.
Hebron Parkway Plaza                            46,800      94.9%             97.0%             59,460          Albertson's
Hillcrest Village                               14,530     100.0%            100.0%                  -             --
Indian Springs Center                          135,977      57.5%             57.5%             78,132            H.E.B.
Keller Town Center                             114,937      95.1%             96.7%             63,631           Tom Thumb
Kleinwood Center                               152,906      57.6%             67.1%             78,348            H.E.B.
Lebanon/Legacy Center                           56,685      31.4%             54.6%             62,804          Albertson's
MacArthur Park - Phase 2                       198,443     100.0%            100.0%             63,373            Kroger
Main Street Center                              32,605      18.2%             55.3%             62,322          Albertson's
Market at Preston Forest, The                   90,171     100.0%            100.0%             50,365           Tom Thumb
Market at Round Rock, The                      123,046      98.3%             99.4%             63,800          Albertson's
Matlock Center                                  40,139      34.5%             73.7%             42,000           Wal-Mart
Mills Pointe                                   126,186      92.1%             93.5%             52,688           Tom Thumb
Mockingbird Commons                            121,564      86.3%             90.2%             48,525           Tom Thumb

                                           Company Owned
                                                GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Grocery Anchor
           Property Name                       Jun '03     Dec-02           Jun '03              GLA              Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
North Hills Town Center                        144,019      98.9%             98.9%             60,465            H.E.B.
Northview Plaza                                116,016      91.1%             89.3%             58,890            Kroger
Overton Park Plaza                             350,856      99.1%             98.1%             59,561          Albertson's
Panther Creek                                  165,580      95.1%             95.1%             65,800        Randall's Food
Preston Park Village                           273,396      78.5%             76.3%             52,688           Tom Thumb
Prestonbrook Crossing                           91,274      96.9%            100.0%             63,373            Kroger
Prestonwood Park                               101,024      85.9%             89.1%             62,322          Albertson's
Rockwall                                        65,644       0.0%              0.0%             57,017           Tom Thumb
Shiloh Springs                                 110,040     100.0%             93.6%             60,932            Kroger
Southlake - Village Center                     118,092      97.0%            100.0%             60,932            Kroger
Southpark                                      146,758      94.4%             94.4%             54,980          Albertson's
Sterling Ridge                                 128,643     100.0%            100.0%             63,373            Kroger
Sweetwater Plaza                               134,045      92.7%             97.4%             65,241            Kroger
Trophy Club                                    106,607      83.8%             83.8%             63,654           Tom Thumb
Valley Ranch Centre                            117,187      89.0%             92.4%             55,750           Tom Thumb
------------------------------------------------------------------------------------------------------------------------------------
                                             5,311,782      88.1%             89.5%          2,327,719              38
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                              7,337,214      88.8%             90.0%          3,370,112              56
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                       29,879,706      91.5%             92.9%         11,719,101             224
====================================================================================================================================



   JV-C:   Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
   JV-M:   Joint Venture with Macquarie Country-wide U.S.
   JV-O:   Other, single property joint ventue

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS
June 30, 2003

                                                                                                                         # of
                                                                                      % of Leased                       Leased
                                                     % to Company       Annualized      Company         # of Leased    Stores in
        Tenant                          Tenant GLA     Owned GLA        Base Rent      Base Rent          Stores          JV
====================================================================================================================================
Kroger                                  3,134,547       12.0%           26,361,301       8.72%              60             9
Publix                                  1,855,279        7.1%           14,801,643       4.90%              52            16
Safeway                                 1,554,550        6.0%           13,999,922       4.63%              36             6
Albertsons                                833,155        3.2%            7,780,356       2.57%              18             3
Blockbuster                               350,281        1.3%            6,613,956       2.19%              70            10
Winn Dixie                                544,717        2.1%            3,892,772       1.29%              12             1
Walgreens                                 220,171        0.8%            2,710,122       0.90%              17             2
Hallmark                                  172,874        0.7%            2,622,697       0.87%              50             8
Kohl's Department Store                   178,213        0.7%            2,372,488       0.79%               2             0
H.E.B. Grocery                            268,530        1.0%            2,224,162       0.74%               4             1
Long's Drugs                              189,871        0.7%            2,072,721       0.69%              14             3
Washington Mutual Bank                     78,984        0.3%            1,974,005       0.65%              28             6
Harris Teeter                             183,892        0.7%            1,941,870       0.64%               4             0
Eckerd (JC Penney)                        181,202        0.7%            1,927,440       0.64%              19             1
Starbucks                                  70,459        0.3%            1,874,267       0.62%              53            10
Petco                                     109,965        0.4%            1,808,952       0.60%              10             2
The UPS Store                              91,478        0.4%            1,707,782       0.57%              76            16
Barnes & Noble                             92,764        0.4%            1,675,986       0.55%               7             3
Target                                    240,086        0.9%            1,589,996       0.53%               2             0
Subway                                     72,070        0.3%            1,588,643       0.53%              69            14




                                                                                                        # of Stores
GLA owned & occupied by the anchor not included above:                                # of Stores        w/ Leased
------------------------------------------------------                                -----------        ---------
Albertsons                                         439,518                                 7                25
Safeway                                            549,016                                10                46
Kroger                                              67,106                                 1                61
Target                                             697,459                                 7                 9
Wal-Mart                                            42,000                                 1                 5
                                        -------------------
                                                 1,795,099
                                        ===================


*GLA and Base rent amounts reflect Regency's pro-rata share. In the past, these amounts included 100% of joint venture properties.

  TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of June 30, 2003 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:


                                                                      In-Place             Percent of
                                                Percent of          Minimum Rent             Total
 Lease Expiration                              Total Company       Under Expiring           Minimum
      Year                Expiring GLA             SF                  Leases               Rent (2)
==========================================================================================================

       (1)                  303,671               1.2%               4,397,408               1.3%
       2003                 781,054               3.0%               12,713,113              3.8%
       2004                2,149,811              8.2%               33,812,770              10.2%
       2005                2,379,471              9.1%               36,330,079              10.9%
       2006                2,733,806              10.4%              39,508,969              11.9%
       2007                3,016,450              11.5%              43,357,408              13.0%
       2008                2,200,144              8.4%               24,882,147              7.5%
       2009                 801,455               3.1%               9,742,700               2.9%
       2010                 920,021               3.5%               11,281,049              3.4%
       2011                1,106,115              4.2%               13,867,612              4.2%
       2012                1,264,419              4.8%               17,479,522              5.3%
                        ==================================================================================
  10 Year Total           17,656,417             67.2%              247,372,777             74.4%

Thereafter                 8,620,137             32.8%               85,239,233             25.6%
                        ----------------------------------------------------------------------------------
                          26,276,554            100.0%              332,612,010            100.0%




--------------------------------------------------------------------------------
(1) Leases currently under month to month lease or in process of renewal

Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE
June 30, 2003


($000s except per share numbers)                            Annual                                        Quarterly
                                               ------------------------------------------     --------------------------------------
                                                 2001A      2002A              2003E           1Q03A      2Q03A     3Q03E      4Q03E
                                               -------------------------------------------------------------------------------------

FFO / Share (for actuals please see
related press release)                                                      $3.02 - $3.08                           $0.79 -
                                                                                                                     $0.84
Operating Portfolio
  Occupancy                                      94.9%      94.8%              95.0%           94.9%      95.3%
  Same store growth                               3.2%       3.0%          2.25% - 2.75%        1.6%       3.2%
  Rental growth                                  10.5%      10.8%             6% - 8%           9.7%       9.0%
  Recovery rate                                  78.0%      79.0%            78% -82%          80.7%      77.6%
  Percentage rent                               $5,834     $5,443        $5,200 - $5,800       $310       $453

Investment Activity
  Acquisitions - 100% REG owned                 $103,226   $106,704           $35,194         $15,494    $19,700
  Acquisition cap rate                            9.1%       8.5%              8.8%             8.7%       8.9%

  JV Acquisitions (gross $)                     $185,210   $246,773          $300,000            $0      $75,327
  JV Acquisition cap rate                         9.3%       9.0%            8% - 8.5%                     8.6%
  REG % Ownership                                 21%        23%                23%                        24%

  Dispositions - op. properties                 $38,363    $258,023     $175,000 - $200,000   $15,565    $18,000
  Dispositions cap rate                           9.6%       9.5%            9% - 9.5%          8.8%       8.9%

  Development starts                            $155,700   $335,505          $300,000         $12,400    $19,000
  Development stabilizations - net
    development costs                           $177,979   $287,049     $170,000 - $180,000   $72,810    $11,900
  NOI yield on net dev. Costs                    10.4%      10.4%           10% - 10.5%        10.4%       9.4%
  Development stabilizations - total
    costs after out parcel allocation           $192,486   $310,206     $185,000 - $200,000   $83,225    $12,400
  NOI yield on total costs after
    out parcel allocation                         9.6%       9.6%           9.3% - 9.8%         9.1%       9.0%
  Out parcel sales gains                        $16,909     $6,202       $10,000 - $15,000     $2,483      $779
  Third party fees and commissions               $3,437     $4,617            $6,000           $1,561     $1,884

Financing Assumptions
  Projected development funding (in
   process properties only)
  Debt / total assets before depreciation         42%       40.3%              <43%            43.1%      44.8%
  Unsecured/secured debt offerings              $220,000   $250,000
  --  interest rate                               8.0%      6.75%
  Capitalized interest/gross interest            22.4%      13.8%                              11.6%      16.2%
  Capitalized interest                          $21,195    $13,754                             $2,785     $3,408


Net Asset Valuation Guidance                      2Q03
  Expansion land and out parcels available       45.52
  -- estimated market value                     $23,179
  NOI from CIP properties                        $1,338
  Straight-line rent receivable                 $20,686


In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules.

During the quarter, Regency's corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com. The public can continue to rely on this information as still being Regency's current expectations, unless Regency publishes a notice stating otherwise.

        RECONCILIATION OF FFO GUIDANCE TO NET INCOME

        All numbers are per share except weighted average shares


                                                                          Three Months Ended                 Full Year 2003
                                                                          ------------------                 --------------
                                                                          September 30, 2003

Funds From Operations Guidance:

  Net income for common stockholders                                      $0.51           $0.56            $1.85           $1.91
   Add (Less):
    Depreciation expense and Amortization                                 $0.27           $0.27            $1.12           $1.12
    Loss (gain) on sale of operating properties                          ($0.03)         ($0.03)          ($0.05)         ($0.05)
    Preferred stock dividends                                             $0.02           $0.02            $0.05           $0.05
    Minority interest of exchangeable partnership units                   $0.02           $0.02            $0.05           $0.05
                                                                     ---------------------------      ---------------------------

             Funds from Operations                                        $0.79           $0.84            $3.02           $3.08
                                                                     ===========================      ===========================

             Weighted Average Shares (000's)                             59,529                          61,266





Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and the most meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.